UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No.       )
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Alexander & Baldwin, Inc.

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ALEXANDER & BALDWIN

PARTNERS **FOR HAWAIʻI**

2021
PROXY STATEMENT

LETTER TO OUR SHAREHOLDERS

To the Shareholders of Alexander & Baldwin, Inc.:
None of us could have anticipated what 2020 would hold for all of us. While COVID-19 created unexpected challenges, it also allowed our Company the opportunity to truly live its values. We acted quickly and decisively to operate our businesses with concern for our employees, our tenants, our community and our shareholders at the forefront of our decisions. Our actions helped keep our tenants operating and have positioned us for what we hope will be a strong recovery from COVID-19 over the course of 2021.
2020 also marked the 150th anniversary of the original partnership between our founders, Samuel T. Alexander and Henry P. Baldwin. Our Company has undergone a tremendous transformation from its roots as a small sugar cane farm on Maui to a thriving Hawaii-based commercial real estate leader. While much has changed over 150 years, the foundations of our Company have not — we remain committed to our shareholders, our employees and our communities as “Partners for Hawaii.”
In light of ongoing health and safety concerns, the 2021 Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held on Tuesday, April 27, 2021 at 8:00 a.m. HST in a virtual format by live audio webcast. Information on how to attend our virtual Annual Meeting is included in the Proxy Statement. We hope that you can join us.
Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and vote your shares. You may vote via the Internet, by telephone or by requesting a paper proxy card to complete and return by mail. Specific instructions for shareholders are included in the enclosed proxy or on a Notice of Internet Availability of Proxy Materials being distributed to shareholders on or around March 16, 2021.
Your vote is important and your shares should be represented. Thank you for your continued support of A&B.
Sincerely,
CHRISTOPHER J. BENJAMIN
President and Chief Executive Officer
March 16, 2021

NOTICE OF ANNUAL MEETING

822 Bishop Street   •   Honolulu, Hawaii 96813
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
When:	Meeting Agenda:

Tuesday, April 27, 2021
8:00 a.m., Honolulu time
Where:
The 2021 Annual Meeting will be held in a virtual format via live audio webcast.
Shareholders may attend virtually and participate in the Annual Meeting, and vote their shares electronically, by visiting www.meetingcenter.io/245597085. To participate in the Annual Meeting, a record shareholder will need to enter the 15-digit control number found on the proxy card. The password for the virtual meeting is ALEX2021

1.
Elect seven directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.
Conduct an advisory vote on executive compensation;

3.
Ratify the appointment of the independent registered public accounting firm for the ensuing year; and

4.
Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 18, 2021 as the record date for the meeting. Owners of Alexander & Baldwin, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.
By Order of the Board of Directors,
ALYSON J. NAKAMURA
Vice President and Corporate Secretary
March 16, 2021
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE PROMPTLY VOTE VIA THE INTERNET OR BY TELEPHONE, OR REQUEST A PAPER PROXY CARD TO COMPLETE AND RETURN BY MAIL.

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SUMMARY INFORMATION
To assist you in reviewing this Proxy Statement, we would like to call your attention to key elements of this document. The following description is only a summary. For more information, please read the complete Proxy Statement.
Annual Meeting of Shareholders
When:	Tuesday, April 27, 2021, 8:00 a.m. HST
Where:	The 2021 Annual Meeting will be virtual, conducted entirely via live audio webcast
Record Date:	February 18, 2021
Voting:	Shareholders as of the record date are entitled to vote.
Attendance:
Record shareholders must have the control number printed on their proxy card in order to access the virtual meeting. Shareholders who hold their shares through an intermediary must register and provide a Legal Proxy. Further information is included in this Proxy Statement.

Meeting Agenda
Agenda Item	Board Recommendation	Page Reference
Election of seven directors	FOR each director nominee	4
Advisory vote on executive compensation	FOR	42
Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm	FOR	44
Board Nominees
The following table provides summary information about each director nominee. Each director nominee is elected until the next Annual Meeting of Shareholders.
Name	Director Since	Occupation	Committees
Christopher J. Benjamin	2016	President & Chief Executive Officer, Alexander & Baldwin, Inc.	—
Diana M. Laing	2019	Retired CFO, American Homes 4 Rent	• Audit • Compensation
John T. Leong	2020	Co-Founder & CEO of Kupu Co-Founder & CEO of Pono Pacific Land Management, LLC	• Audit
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

PAGE ii
SUMMARY INFORMATION
Name	Director Since	Occupation	Committees
Thomas A. Lewis, Jr.	2017	Retired CEO, Realty Income Corporation	• Compensation
Douglas M. Pasquale	2012	Founder & CEO of Capstone Enterprises Corporation	• Audit, Chair • Nominating & Corporate Governance
Michele K. Saito	2012	President, DTRIC Insurance Company	• Compensation, Chair • Nominating & Corporate Governance
Eric K. Yeaman	2012	Founder & Managing Partner, Hoku Capital LLC	• Audit • Nominating & Corporate Governance, Chair
Executive Compensation Linked to Performance
2020 results were impacted by the COVID-19 pandemic, with commercial real estate (“CRE”) operating profit down 24.8% compared to 2019. However, our grocery-anchored portfolio showed resilience, and we made progress on our strategic goals, including continued asset monetization, simplification and improved Grace Pacific performance. We worked proactively with our tenants to help them weather the pandemic and saw a moderate recovery in our CRE collections as the year progressed. Executive compensation in 2020 reflected our operational challenges as well as successes. Despite these challenges, the Company did not adjust its financial performance targets or exercise discretion based on COVID-19 impacts and did not provide base salary increases.
The Company firmly believes in pay for performance and aligning pay with shareholder interests and the Company’s business objectives. Accordingly, the majority of executive compensation is tied to performance. In 2020, 78% of the target compensation for our Chief Executive Officer (“CEO”), Christopher Benjamin, was in the form of performance-based pay, consisting of annual incentives (cash) and long-term incentives (equity), with the remaining 22% set as fixed pay. For our other Named Executive Officers, 66% of their target compensation was performance-based with the remaining 34% set as fixed pay. All elements of executive compensation are generally targeted at the 50th percentile of market pay data. In 2020, our executive compensation program received strong support from shareholders with approximately 97% of Say-on-Pay votes cast in favor of the program.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

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SUMMARY INFORMATION
We encourage you to read our Compensation Discussion and Analysis (“CD&A”), which begins on page 19 and describes our pay for performance philosophy and each element of compensation. Our Board of Directors recommends approval, on an advisory basis, of the compensation of our Named Executive Officers, as further described in the CD&A and “Proposal No. 2: Advisory Vote on Executive Compensation” beginning on page 42.

ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

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ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

PROXY STATEMENT
ANNUAL MEETING INFORMATION
Why am I receiving these materials?
The Board of Directors of Alexander & Baldwin, Inc. (“A&B” or the “Company”) is soliciting proxies for the Annual Meeting of Shareholders to be held on April 27, 2021 and at any adjournment or postponement of the meeting (the “Annual Meeting”).
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?
On or around March 16, 2021, we mailed to our shareholders (other than to certain street name shareholders or those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing and reviewing on the Internet all of our proxy materials, including this Proxy Statement and our 2020 Annual Report to Shareholders. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials on the Internet. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.
How can I request a paper copy of these materials?
You will not receive a printed copy of the proxy materials unless you request it. If you would prefer to receive printed proxy materials, please follow the instructions for requesting such materials contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.
Can I vote using the Internet?
The Notice of Internet Availability of Proxy Materials also provides instructions for voting your shares using the Internet.
Who is entitled to vote at the Annual Meeting?
Shareholders of record at the close of business on February 18, 2021 are entitled to notice of and to vote at the Annual Meeting. On that date, there were 72,469,682 shares of common stock outstanding, each of which is entitled to one vote.
How will I be able to participate in the virtual 2021 Annual Meeting of Shareholders?
Record shareholders may join the virtual 2021 Annual Meeting using the 15-digit control number provided on their proxy card and logging on to https://www.meetingcenter.io/245597085. The password for the virtual meeting is ALEX2021.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

ANNUAL MEETING INFORMATION
If you hold your shares through an intermediary, such as a bank or broker, you must register and provide Computershare, our transfer agent, a Legal Proxy from your bank or broker by 5:00 p.m. Eastern Time on April 23, 2021. Requests for registration should be directed to us at the following:
By email: Forward the email from your broker, or attach an image of your Legal Proxy, to legalproxy@computershare.com
By mail:
Computershare
Alexander & Baldwin Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on April 23, 2021. You will receive a confirmation of your registration by email after we receive your Legal Proxy.
We have designed the virtual Annual Meeting to ensure that shareholders are given the same rights and opportunities to participate in the meeting as they would at an in-person meeting, using on-line tools to facilitate shareholder access and participation. Only shareholders are invited to attend the meeting.
Will there be a question and answer session?
You will be able to ask questions and vote your shares during the virtual meeting. Questions must comply with the Annual Meeting procedures and be pertinent to A&B and the meeting matters. If you wish to submit a question during the meeting, log in to the virtual meeting website, type your question in to the “Ask a Question” field and click “Submit.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
What if I have technical questions?
If you need technical support prior to and during the meeting you may contact customer support at (888) 724-2416 between 8:30 a.m. – 6:00 p.m. ET. In addition, a link on the meeting page will provide further assistance should you need it during the meeting.
What is the voting requirement to approve each of the proposals?
Provided a quorum is present, a majority of the votes cast will be necessary for the election of directors, the ratification of the appointment of the independent registered public accounting firm, and the approval, on an advisory basis, of our executive compensation.
What effect do abstentions and broker non-votes have on the proposals?
Abstentions and broker non-votes will be included for purposes of establishing a quorum at the Annual Meeting. However, abstentions and broker non-votes will have no effect on the voting results for any matter, as they are not considered to be votes cast.
Who will bear the cost of soliciting votes for the Annual Meeting?
Officers, employees and directors of A&B and its subsidiaries may, without additional compensation, solicit proxies by telephone or by other appropriate means. Arrangements also will be made with brokerage firms and other persons that are record holders of A&B’s common stock to forward proxy soliciting material to the beneficial owners of the stock, and A&B will reimburse those record holders for their reasonable expenses. A&B has retained the firm of D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost of  $10,000 plus reasonable out-of-pocket expenses.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

ANNUAL MEETING INFORMATION
May I change my vote or revoke my proxy?
You may revoke your proxy or change your vote any time before it is voted at the Annual Meeting by:
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Filing a written revocation with the Corporate Secretary;

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Submitting a later-dated proxy or a later-dated vote by Internet or telephone; or

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Voting at the Annual Meeting.

When were the Proxy Statement materials made publicly available?
This Proxy Statement and the enclosed proxy are being mailed to shareholders and are being made available on the Internet at www.alexanderbaldwin.com on or about March 16, 2021.
What do the references to the term “A&B Predecessor” mean in this document?
References in this Proxy Statement to “A&B Predecessor” mean Alexander & Baldwin, Inc. prior to its separation from Matson, Inc. on June 29, 2012. A&B converted to a real estate investment trust (“REIT”) in 2017.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
In line with best practices, A&B’s directors stand for election annually, and elections are conducted using a majority voting standard in uncontested elections. We ask for your voting support for our seven directors named below, to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.
Director Nominees and Qualification of Directors. The nominees of the Board of Directors are the seven persons named below. All nominees are current members of the Board of Directors. The Board of Directors believes that all nominees will be able to serve. However, if any nominee should decline or become unable to serve for any reason, shares represented by the accompanying proxy will be voted for the replacement person nominated by the Board of Directors, or the Board may choose to reduce the number of directors serving on the Board. Each director nominee identified below was unanimously nominated by the Board at the recommendation of the Nominating and Corporate Governance Committee.
As of September 30, 2020, Stanley M. Kuriyama, who had served as a director of A&B or A&B Predecessor since 2010 and as Chairman of the Board since 2012, retired from the Board as anticipated under the Board’s leadership transition plan. Mr. Kuriyama, who had been with the Company for 28 years, also served as Chief Executive Officer of A&B or A&B Predecessor since 2010. The Board and management thank Mr. Kuriyama for his years of leadership and valued advice.
Below are the names, ages (as of March 31, 2021), and principal occupations of each person nominated by the A&B Board, their business experience during at least the last five years, the year each first was elected or appointed a director and qualifications of each director.
Our Nominating Committee is focused on creating a Board that consists of members that have a diversity of professional experience and a combined skill set to help oversee our business effectively. The Board weighs the alignment of Board capabilities with the needs of A&B as part of the Board’s self-assessment process. The Nominating Committee’s processes for selecting director nominees are described in greater detail in “Board of Directors Information” below.
Our Board members have a diverse range of perspectives and are knowledgeable about our businesses. Each director contributes in establishing a board climate of trust and respect, where deliberations are open and constructive.
Diverse Skills Aligned with Board Needs
This skills matrix represents the diverse skillsets of our seven directors being proposed for re-election. All directors are included in multiple categories.
✓	Commitment to strong corporate governance	✓	Focus on long-term value creation
✓	High ethical standards	✓	Diversity
✓	Operating segment expertise	✓	Knowledge of and involvement in Hawaii
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

PROPOSAL NO. 1
In selecting nominees, the Board has considered the factors noted above, the current mix of skills and experience represented by our directors, and the qualifications of each nominated director as follows.
Christopher J. Benjamin Age: 57 Director Since: 2016

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Chief Executive Officer and Director of A&B since January 2016

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President of A&B since June 2012

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Chief Operating Officer of A&B from June 2012 through December 2015

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President of A&B Land Group from September 2011 through June 2012

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President of A & B Properties, Inc. from September 2011 through August 2015

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Senior Vice President of A&B Predecessor from July 2005 through August 2011

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Chief Financial Officer of A&B Predecessor from February 2004 through August 2011

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Treasurer of A&B Predecessor from May 2006 through August 2011

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Plantation General Manager of Hawaiian Commercial & Sugar Company from March 2009 through March 2011

Director Qualifications: As a member of A&B’s and A&B Predecessor’s senior management team for over a decade, Mr. Benjamin, who is President and Chief Executive Officer of A&B, brings to the Board an in-depth knowledge of all aspects of the Company’s real estate operations, including commercial real estate and real estate development. Having served for more than seven years as Chief Financial Officer, he has thorough knowledge of the financial management of the Company, including accounting, treasury and investor relations activities. He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.
Diana M. Laing Age: 66 Director Since: 2019

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Interim Chief Financial Officer of A&B from November 2018 through May 2019 and Interim Executive Vice President of A&B from October 2018 through May 2019

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Chief Financial Officer of American Homes 4 Rent (NYSE:AMH) from May 2014 through June 2018

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Chief Financial Officer of Thomas Properties Group, Inc. from May 2004 through December 2013

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Director of The Macerich Company (NYSE:MAC) since October 2003

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Director of Spirit Realty Capital, Inc. (NYSE:SRC) since August 2018

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Director of CareTrust REIT, Inc. (NASDAQ:CTRE) since January 2019

Director Qualifications: As former Chief Financial Officer of American Homes 4 Rent, a REIT focused on the acquisition, renovation, leasing and operation of single-family homes as rental properties, as well as the former Chief Financial Officer of a number of other publicly-traded REITs, Ms. Laing contributes in-depth REIT experience, as well as experience in finance, accounting and managing a complex business organization. She also has board experience, including her service on the boards of other publicly traded companies.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

PROPOSAL NO. 1
John T. Leong Age: 43 Director Since: 2020

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Co-Founder and Chief Executive Officer of Kupu (a non-profit entity) since January 2007

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Co-Founder and Chief Executive Officer of Pono Pacific Land Management, LLC (“Pono Pacific”) since August 2000

Director Qualifications: As Co-Founder and Chief Executive Officer of both Kupu and Pono Pacific, Mr. Leong brings to the Board experience in non-profit, environmental and community matters. In addition, he has commercial real estate experience and expertise through his family’s real estate holdings. Mr. Leong also has board experience, including his service on various corporate and non-profit boards, and is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.
Thomas A. Lewis, Jr. Age: 68 Director Since: 2017

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Vice Chairman of the Board of Realty Income Corporation (NYSE:O) (“Realty Income”) from September 1993 to May 2014; Chief Executive Officer of Realty Income from February 1997 through September 2013

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Director of Sunstone Hotel Investors, Inc. (NYSE:SHO) since May 2006

Director Qualifications: As former Chief Executive Officer and Vice Chairman of Realty Income, one of the nation’s largest and most successful REITs, Mr. Lewis contributes in-depth REIT experience, as well as experience in finance, accounting and managing a complex business organization. He also has board experience, including his service on the boards of other publicly traded companies. He is knowledgeable about Hawaii, having spent his teen and collegiate years on Oahu, and is a part-time resident.
Douglas M. Pasquale Age: 66 Director Since: 2012 Lead Independent Director since 2018

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Founder and Chief Executive Officer of Capstone Enterprises Corporation (investment and consulting firm) since January 2012

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Senior Advisor to HCP, Inc. (healthcare REIT) since June 2017

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Director of Ventas, Inc. (NYSE:VTR) (“Ventas”) (healthcare REIT) from July 2011 through May 2017

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Senior Advisor to the Chief Executive Officer of Ventas from July 2011 through December 2011, upon Ventas’s acquisition of Nationwide Health Properties, Inc. (formerly NYSE:NHP) (“NHP”) in July 2011

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Chairman of the Board, President and Chief Executive Officer of NHP (healthcare REIT) from May 2009 to July 2011; President and Chief Executive Officer of NHP from April 2004 to July 2011; Executive Vice President and Chief Operating Officer of NHP from November 2003 to April 2004

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Director of NHP from November 2003 through July 2011

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Chairman of the Board and Chief Executive Officer of ARV Assisted Living, Inc. from December 1999 to September 2003 and, concurrently, President and Chief Executive Officer of Atria Senior Living Group from April 2003 to September 2003

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Director of Terreno Realty Corporation (NYSE:TRNO) since February 2010

ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

PROPOSAL NO. 1
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Director of Sunstone Hotel Investors, Inc. (NYSE:SHO) since November 2011

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Director of DineEquity, Inc. (NYSE:DIN) since March 2013

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Director of A&B Predecessor from April 2005 through June 2012

Director Qualifications: As Chief Executive Officer of Capstone Enterprises and as former President, Chief Executive Officer and Chairman of the Board of Nationwide Health Properties, Inc. prior to its merger in July 2011 with Ventas, Mr. Pasquale contributes in-depth REIT experience, as well as experience in finance, accounting and managing a complex business organization. This experience has provided Mr. Pasquale with financial expertise, and he has been designated by the Board of Directors as an Audit Committee Financial Expert. He also has board experience, including his service on the boards of other publicly traded companies.
Michele K. Saito Age: 61 Director Since: 2012

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President and Director of DTRIC Insurance Company (insurance) since March 2014

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Chief Operating Officer of Healthways Hawaii (healthcare) from March 2013 through July 2013

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President and Director of Farmers Insurance Hawaii (“Farmers”) from January 2010 through August 2012

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Executive Vice President and Chief Operating Officer of AIG Hawaii/Farmers from April 2009 through December 2009

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Senior Vice President, Secretary and Treasurer of AIG Hawaii from 2001 through March 2009

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Vice President of Finance and Operations of AIG Hawaii from 1995 through 2000

Director Qualifications: As President of DTRIC Insurance Company and former President of Farmers, two of Hawaii’s largest insurance companies, Ms. Saito brings to the Board experience in managing a complex business organization and financial and accounting expertise. Ms. Saito also has board experience, including her service on various corporate and non-profit boards, and is knowledgeable about Hawaii and A&B’s operating markets through her involvement in the Hawaii business community and local community organizations.
Eric K. Yeaman Age: 53 Director Since: 2012 Chairman of the Board since October 2020

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Founder and Managing Partner, Hoku Capital LLC (strategic advisory services) since August 2019

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President and Chief Operating Officer of First Hawaiian, Inc. (“FHI”) from August 2016 through August 2019

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President, Chief Operating Officer and Director of First Hawaiian Bank (“FHB”) from June 2015 through August 2019

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President and Chief Executive Officer of Hawaiian Telcom Holdco, Inc. (NASDAQ:HCOM) (“Hawaiian Telcom”) (telecommunications) from June 2008 to June 2015

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Director of Hawaiian Telcom from June 2008 to July 2018

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Chief Operating Officer of Hawaiian Electric Company, Inc. from January 2008 through June 2008

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Financial Vice President, Treasurer and Chief Financial Officer of Hawaiian Electric Industries, Inc. (NYSE:HE) from January 2003 through January 2008

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Chief Operating Officer and Chief Financial Officer of The Kamehameha Schools from 2000 to January 2003

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Director of Alaska Air Group, Inc., (NYSE:ALK) since November 2012

Director Qualifications: As former President and Chief Operating Officer of FHB and former Chief Executive Officer of Hawaiian Telecom, the state’s leading integrated communications company, Mr. Yeaman brings to the Board experience in managing complex business organizations. He also has financial and accounting expertise and has been designated by the Board of Directors as an Audit Committee Financial Expert. Mr. Yeaman has board experience, including his service on the boards of other publicly traded companies. He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Corporate Governance Profile. Sound principles of corporate governance are a priority for A&B’s Board of Directors. Governance highlights include:
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A diverse, independent board: 29% women; 43% ethnically diverse; 86% independent

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Independent leadership, consisting of a separate chair and chief executive officer, combined with a lead independent director

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Multiple skill sets represented on the board, as reflected in the skills matrix on page 4

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Annual election of directors

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A majority voting standard in uncontested director elections

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Shareholders can amend the bylaws with a majority vote; can call special meetings with a 10% vote

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No poison pill

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Meaningful director share ownership guidelines

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Annual board evaluations

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An Audit Committee composed of a majority of Audit Committee Financial Experts

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Mandatory retirement age of 72

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Average tenure of 5.5 years

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Robust shareholder engagement program

Shareholder Engagement. A&B values the views of its shareholders. During 2020, members of our management team met or offered to meet (virtually, due to the pandemic) with shareholders who cumulatively owned approximately 76 percent of our stock to discuss our operations, corporate governance, environmental and social initiatives, and executive compensation, and to solicit feedback on these and a variety of other topics. Shareholder perspectives are shared with the Board.
Director Independence. The Board has reviewed each of its current directors and nominees and has determined that Messrs. Leong, Lewis, Pasquale and Yeaman and Mses. Laing and Saito are independent under New York Stock Exchange (“NYSE”) rules. In making its independence determinations, the Board considered the following: Ms. Laing – her status as a former interim officer of A&B for seven months; and Mr. Leong – charitable donations of approximately $30,000 ($25,000 of which was provided for COVID-19-related community food distributions) made by the Company to a 501(c)(3) non-profit organization of which Mr. Leong is an executive officer.
Board Leadership Structure. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. It understands that there is no single approach to providing Board leadership and that the right Board leadership structure may vary as circumstances warrant.
The Board currently has a separate non-executive Chairman, a CEO and a Lead Independent Director. At this time, the Board believes that a separate Chairman is beneficial in providing oversight and leadership in handling board responsibilities. This also allows our CEO to focus on Company strategy and business operations. The Lead Independent Director’s duties include consulting with the Chairman of the Board on agendas and meeting schedules, facilitating the process for the Board’s self-evaluation, presiding at Board meetings in the absence of the Chairman or over matters on which the Chairman may be conflicted, and consulting with the Chairman on key issues related to the Company.
Upon the retirement of the former Chairman of the Board in September 2020, the Board appointed Eric Yeaman as the new Chairman. In selecting Mr. Yeaman, the directors considered his extensive executive experience, knowledge of the Hawaii community, contributions on A&B’s Audit and Compensation Committees, board tenure, leadership abilities and integrity. At the time, Mr. Pasquale was serving in the role of Lead Independent Director and the Board concluded that he should continue in that role. The Board believes that the combination of Mr. Yeaman, as Chairman of the Board, and Mr. Pasquale, as Lead Independent Director, working closely together with our CEO, enables each person to bring complementary skills and areas of expertise to create an independent and effective Board. The Board has determined that its leadership structure is appropriate for A&B at this time.
The Board’s Role in Strategy and Risk Oversight. The Board oversees the strategic direction of the Company. It has provided leadership on critical strategic issues, including the migration of the commercial real estate portfolio to Hawaii, the simplification of the Company’s business model, and the Company’s response to COVID-19. It receives regular strategic presentations from management and reviews and evaluates the Company’s strategic and operating plans, as appropriate.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
The Board also has oversight of the risk management process, which it administers in part through the Audit Committee. One of the Audit Committee’s responsibilities involves discussing policies regarding risk assessment and risk management. Risk oversight plays a role in all major Board decisions and the evaluation of risk is a key part of the decision-making process. For example, the identification of risks and the development of sensitivity analyses are key requirements for capital requests that are presented to, and evaluated by, the Board.
This risk management process occurs throughout all levels of the organization, but is also facilitated through a formal process in which the Company identifies significant risks through regular discussions with all levels of management. Risk management is reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making. Management reviews its risk management activities with the Audit Committee and the full Board of Directors on a regular basis. In addition, risk management perspectives from each of A&B’s business segments are included in the Company’s operating and strategic plans. Cybersecurity and information security risks are among the risks discussed with the Audit Committee and reported to the full Board. The Board believes that its current leadership structure is conducive to the risk oversight process.
Pay Risk Assessment.The Compensation Committee reviews compensation policies, plans and structure for the Company’s executive group, to ascertain whether any of the compensation programs and practices create excessive risks or motivate risky behaviors that are reasonably likely to have a material adverse effect on the Company. Management has worked with the Compensation Committee to review the NEOs’ incentive plans and related policies and practices, and the overall structure and positioning of total pay, pay mix, the risk management process and related internal controls.
Based on its formal review process, the Compensation Committee concluded that there continues to be no material adverse effects due to pay risk. Management and the Compensation Committee concluded that A&B’s NEO compensation programs represent an appropriate balance of fixed and variable pay, cash and equity, short-term and long-term compensation, financial and non-financial performance, and an appropriate level of enterprise-wide risk oversight. The Company periodically reviews the compensation policies, plans and structure for the Company’s employees and, based on such review, our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Strong Compensation Risk Management
•
Robust stock ownership guidelines

•
Multi-year vesting periods of equity awards

•
Capped incentive payments

•
Use of multiple performance metrics

•
Pay philosophy for all elements of pay targeted at the 50th percentile

•
Reasonable payout tied to performance (e.g., incentive pool funding of 50% at threshold, 100% at target, 200% at maximum, with linear interpolation between each goal); individual awards can be further modified, ranging from 0% (no award) to 150%, so long as the aggregate incentive pool is not exceeded (i.e., zero sum)

•
50% of NEOs’ equity awards granted are performance-based, using relative total shareholder return over three years as a performance metric

•
Review of goal-setting by the Compensation Committee to ensure that goals are appropriate

•
Mix of pay that is consistent with competitive practices for organizations similar in size and complexity

•
Insider trading and hedging prohibitions

•
A compensation clawback policy

•
Oversight by a Compensation Committee composed of independent directors

Board of Directors and Committees of the Board.The Board of Directors held eight meetings during 2020. At all regularly scheduled meetings, the non-management directors or independent directors of A&B met in executive sessions, led by the Chairman or the Lead Independent Director. In 2020, all directors were present at 75% or more of the meetings of the A&B Board of Directors and Committees of the Board on which they serve. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is governed by a charter, which is available on the corporate governance page of A&B’s website, www.alexanderbaldwin.com.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Christopher J. Benjamin
Diana M. Laing	Member	Member
John T. Leong	Member
Thomas A. Lewis, Jr.		Member
Douglas M. Pasquale	Chair		Member
Michele K. Saito		Chair	Member
Eric K. Yeaman	Member		Chair
Audit Committee: The current members of the Audit Committee are:
•
Mr. Pasquale, Chair

•
Ms. Laing

•
Mr. Leong

•
Mr. Yeaman

The Board has determined that each member is independent under the applicable NYSE listing standards and SEC rules. In addition, the Board has determined that Mr. Pasquale, Mr. Yeaman and Ms. Laing are “audit committee financial experts” under SEC rules. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors and are summarized in the Audit Committee Report, which appears in this Proxy Statement. The Audit Committee met five times during 2020.
Compensation Committee:The current members of the Compensation Committee are:
•
Ms. Saito, Chair

•
Ms. Laing

•
Mr. Lewis

The Board has determined that each member is independent under the applicable NYSE listing standards. The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations to the Board on director compensation. The Compensation Committee may form subcommittees and delegate such authority as the Committee deems appropriate, subject to any restrictions by law or listing standard. For further information on the processes and procedures for consideration of executive compensation, see the “Compensation Discussion and Analysis” section below. The Compensation Committee met four times during 2020.
Nominating and Corporate Governance Committee: The current members of the Nominating and Corporate Governance Committee (the “Nominating Committee”) are:
•
Mr. Yeaman, Chair

•
Ms. Saito

•
Mr. Pasquale

The Board has determined that each member is independent under the applicable NYSE listing standards. The functions of the Nominating Committee include recommending to the Board individuals qualified to serve as directors; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance issues; overseeing the annual evaluation of the Board; and ensuring that an evaluation of management is occurring. The Nominating Committee met four times during 2020.
Nominating Committee Processes. The Nominating Committee is responsible for recommending to the Board individuals qualified to serve as directors of the Company. The Nominating Committee believes that the minimum qualifications for serving as a director are high ethical standards, a commitment to shareholders, a genuine interest in A&B and a willingness and ability to devote adequate time to a director’s duties. The Nominating Committee also may consider other factors it deems to be in the best
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
interests of A&B and its shareholders, such as business experience, financial expertise and knowledge and involvement in Hawaii communities and businesses.
Board Diversity: The Board believes that the Company benefits from having directors with a diversity of viewpoints, backgrounds and experiences. The Nominating Committee considers diversity with respect to gender, ethnicity, knowledge, skills, professional experience, education and expertise, and representation in industries and geographies relevant to the Company as important factors in its evaluation of candidates. Currently, of our seven directors, two are women and three are ethnically diverse. In 2020, the Board appointed John Leong, who strengthens the Board’s perspectives in areas such as the non-profit community and environmental leadership, as well as adds a younger age demographic and preserves ethnic diversity. Hawaii, where we have been headquartered for 150 years, is a diverse community. The Board considers the diversity of our workforce, community, tenants and stakeholders as it evaluates its composition.
The Nominating Committee identifies potential nominees through various methods, including engaging, when appropriate, firms that specialize in identifying director candidates and by asking current directors to notify the Nominating Committee of qualified persons who might be available to serve on the Board.
The Nominating Committee will consider director candidates recommended by shareholders. In considering such candidates, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating Committee, a shareholder must submit a written recommendation that includes the name of the shareholder, evidence of the shareholder’s ownership of A&B stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s qualifications to be a director and the candidate’s consent for such consideration.
The shareholder recommendation and information described above must be sent to the Corporate Secretary at 822 Bishop Street, Honolulu, Hawaii, 96813 and must be received not less than 120 days before the anniversary of the date on which A&B’s Proxy Statement was released to shareholders in connection with the previous year’s annual meeting.
Once a potential candidate has been identified by the Nominating Committee, the Nominating Committee reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating Committee’s evaluation process does not vary based on whether a candidate is recommended by a shareholder.
Mr. Leong was recommended as a director candidate to the Nominating Committee by directors, including the Chief Executive Officer.
Board and Committee Self-Evaluation Process. The Board of Directors conducts annual board and committee evaluations to assess its performance and effectiveness. As part of this process, each board member responds to a questionnaire that includes areas for comments. Responses are discussed and both board and committee performance are evaluated at a subsequent Board meeting.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the more effective functioning of the Board and its committees. The guidelines provide details on matters such as:

Select Corporate Governance Guideline Topics
•
Goals and responsibilities of the Board

•
Selection of directors, including the Chairman of the Board

•
Board membership criteria and director retirement age

•
Stock ownership guidelines

•
Director independence, and executive sessions of non-management directors

•
Board self-evaluation

•
Board compensation

•
Board access to management and outside advisors

•
Board orientation and continuing education

•
Leadership development, including annual evaluations of the CEO and management succession plans

The full text of the A&B Corporate Governance Guidelines is available on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com.
Code of Ethics. A&B has adopted a Code of Ethics (the “Code”) that applies to the CEO, Chief Financial Officer and Controller. A copy of the Code is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com. A&B intends to disclose any changes in or waivers from its Code by posting such information on its website.
Code of Conduct. A&B has adopted a Code of Conduct, which is applicable to all directors, officers and employees, and is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com.
A&B’s Culture. We are proud of the culture at A&B, where we are committed to being Partners for Hawaii. In 2020 we celebrated our 150th anniversary, and we honor the reputation that we have built over a century and a half of doing the right thing for our stakeholders. Several years ago, A&B built upon its longstanding principles and developed vision, mission and values statements that guide our daily actions. These statements have been updated in 2021 to reflect the continuing evolution of the Company:
Our Vision: As Hawaii’s premier commercial real estate company, we will own and operate a superior portfolio of properties that enhances the lives of Hawaii’s people, enables our tenants to thrive and creates value for our shareholders.
Our Mission: Utilize A&B’s extensive assets, expertise, long history and deep relationships to benefit Hawaii and all our stakeholders. Develop, acquire and manage commercial real estate in a way that fulfills the everyday needs of Hawaii’s residents and promotes the sustainability of our communities. Support our employees in their quest to further their careers, provide for their families, enjoy their work and give back to the community.
Our Values:
Integrity	Be guided in all actions by strong moral principles, in keeping with A&B’s legacy of honesty and fairness.
Respect	Value and respect the unique qualities, perspectives and contributions of each employee and seek to understand the priorities of community members.
Adaptability	Embrace innovation and seek better approaches.
Collaboration	Share information and ideas and work together to find the best solutions.
Decisiveness	Make clear and timely decisions and communicate them widely.
Accountability	Hold ourselves accountable for delivering results and recognizing achievement.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Corporate Responsibility and Sustainability. Prioritizing environmental, social and governance (“ESG”) issues aligns with A&B’s mission to improve Hawaii’s communities and create value for all stakeholders. We understand our responsibility to the environment and the communities in which we operate and are dedicated to making continued improvements in our efforts. A number of our 2020 ESG highlights are listed below.
•
Published our inaugural corporate sustainability report.

•
Continued an energy efficiency program for various properties in our portfolio, with savings in 2020 of over 850,000 KWH. The program in its current state is expected to result in a reduction of more than 9,000 tons of carbon over the next ten years and is being expanded to additional properties in our portfolio.

•
Engaged in responsible development like our Lau Hala Shops project, where we created an innovative community gathering place with the adaptive reuse of an existing structure, energy efficient lighting and air conditioning, efficient water usage systems and solar-powered trash compactors. The project received both national and local awards for its adaptive renovation.

•
Produced 41,000+ MWH from clean energy (hydroelectric and solar) sources – enough to offset over 40% of the energy used by our entire 3.9 million square-foot commercial real estate portfolio and our corporate headquarters.

•
Increased our focus on diversity, equity and inclusion, supporting A&B Pride (a LGBTQ affinity group), a women’s leadership development group, and a “Green Team.” Our efforts have been recognized both nationally and locally, as we received Nareit’s Silver Award for its Diversity, Equity and Inclusion Recognition Awards and Pacific Business News’s Business of Pride corporate award.

•
Supported our employees, tenants and community throughout the COVID pandemic, as described further in the “Performance in 2020” section later in this proxy statement.

•
Strengthened our engagement with our employees, increasing communications and connectivity with our employees as they worked remotely and conducting our fourth annual employee survey.

•
Gave $950,000 in cash and in-kind donations to 230 organizations in 2020; over the last five years, we have donated over $5.5 million to 640+ organizations.

•
Increased our Board’s independence and maintained diversity through changes in Board composition.

A&B values diversity and strives to create an inclusive workplace where everyone is able to bring their whole selves to work. We believe that a diverse workforce creates value by fostering greater creativity, innovation and inclusive connection among our employees and our community. Diversity is an important part of A&B’s human capital management practices and long-term strategy. Additional information, including workforce diversity statistics, was included in our inaugural corporate responsibility report published in August 2020.
Our leadership team and the Board of Directors are committed to ESG issues. Consideration of ESG is integrated into our operations and informs how we pursue opportunities and manage risks. It is a meaningful component of our operating and strategic plans. The Board of Directors receives regular reports and provides oversight on ESG matters, including diversity. We regularly seek input from our investors on ESG and other topics. In 2020, we conducted an ESG-specific virtual roadshow, meeting or offering to meet with governance teams from investors representing approximately 68% of our stock, including some of our largest passive investors. This outreach is part of our commitment to communicate with our shareholders.
Compensation of Directors. The Compensation Committee periodically reviews the compensation of A&B’s non-employee Directors with the assistance of its independent compensation consultant, Willis Towers Watson (“WTW”). The compensation levels and components were last reviewed in October 2018 and the Company’s share-ownership guidelines are reviewed annually. In each case, they were deemed to be well aligned with market competitive practices and remain unchanged in 2020. The following table summarizes the compensation earned by or paid to our directors (other than Mr. Benjamin, A&B CEO, whose compensation is included in the Summary Compensation Table and who receives no compensation for serving on the Board) for services as a member of our Board of Directors for the period from January 1, 2020 through December 31, 2020.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
2020 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
W. Allen Doane(3)	21,250	0	N/A	N/A	N/A	0	21,250
Robert S. Harrison(3)	25,173	0	N/A	N/A	N/A	0	25,173
Stanley M. Kuriyama(4)	198,750	135,009	N/A	N/A	N/A	0	333,759
Diana M. Laing	64,178	90,010	N/A	N/A	N/A	0	154,188
John T. Leong	15,614	52,503	N/A	N/A	N/A	0	68,117
Thomas A. Lewis, Jr.	64,250	90,010	N/A	N/A	N/A	0	154,260
Douglas M. Pasquale	110,750	90,010	N/A	N/A	N/A	2,000(5)	202,760
Michele K. Saito	80,250	90,010	N/A	N/A	N/A	0	170,260
Eric K. Yeaman(6)	81,345	116,261	N/A	N/A	N/A	0	197,606

(1)
Represents the aggregate grant-date fair value of the annual automatic grant of restricted stock unit awards made in 2020. See discussion of the assumptions underlying the valuation of equity awards included in Note 16 of the Company’s consolidated financial statements, included in the Company’s 2020 Annual Report on Form 10-K. At the end of 2020, Mr. Pasquale and Mses. Laing and Saito held 7,093 restricted stock units, Mr. Lewis held 11,093 restricted stock units, Mr. Kuriyama held 4,618 restricted stock units, Mr. Leong held 4,530 restricted stock units and Mr. Yeaman held 9,358 restricted stock units. Messrs. Doane and Harrison had no restricted stock units.

(2)
No non-management director holds any outstanding stock options and no stock options have been granted to directors by A&B or by A&B Predecessor since 2007.

(3)
Messrs. Doane and Harrison ceased their service as directors when their terms ended at the 2020 Annual Meeting of Shareholders on April 28, 2020.

(4)
Represents compensation paid to Mr. Kuriyama, who served as non-executive Chairman of the Board through September 30, 2020. It includes a cash payment of  $135,000 that represents the grant date value of the shares underlying the unvested restricted stock units granted at the 2020 Annual Meeting of Shareholders (included in column (c)) that were forfeited by Mr. Kuriyama in connection with his retirement as the Chairman of the Board of Directors.

(5)
Represents charitable contributions under the matching gifts program described on page 15 below.

(6)
Includes compensation paid to Mr. Yeaman for his service as non-executive Chairman of the Board from October 1, 2020.

Our Board of Directors approved the following non-employee director compensation schedule of annual fees, which was developed with the assistance of WTW.
Pay Element		Amount
Annual Board Cash Retainer			$56,000
Chairman of the Board Annual Cash Retainer			$85,000
Lead Director Annual Cash Retainer			$81,000
Committee Member Cash Retainers (in addition to Board Cash Retainer)	• Audit • Compensation • Nominating and Corporate Governance	$ $ $	9,000 7,500 6,000
Committee Chair Cash Retainers (in addition to Committee Member Cash Retainer)	• Audit • Compensation • Nominating and Corporate Governance	$ $ $	14,000 10,000 7,500
Annual Equity Award			$90,000
Chairman of the Board Equity Award			$135,000

ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Directors are provided an additional per meeting fee of  $750 if the number of board or committee meetings they attend exceeds an annual predefined number, which is currently set at:
•
Board – 7 meetings

•
Audit – 6 meetings

•
Compensation – 5 meetings

•
Nominating and Corporate Governance – 4 meetings

Under the terms of the Alexander & Baldwin, Inc. 2012 Incentive Compensation Plan (“2012 Plan”), an automatic annual grant of restricted stock units (“RSUs”) is made to each director at each Annual Meeting of Shareholders. A prorated grant is made upon appointment as a director at any time between Annual Meetings. Awards vest in their entirety on their one-year grant date anniversary. Accelerated vesting occurs upon cessation of service by reason of death, disability or retirement during the vesting period. Directors who are management employees of A&B or its subsidiaries do not receive compensation for serving as directors.
Director Business Travel Accident Coverage. Non-management directors have coverage of  $200,000 for themselves and $50,000 for their accompanying spouses while traveling on A&B business.
Matching Gift Program. Directors may participate in A&B’s matching gifts program for employees, in which A&B matches contributions to eligible cultural, educational and other non-profit organizations up to an aggregate maximum of  $3,000 annually.
Director Share Ownership Guidelines. The Board has adopted guidelines that encourage each non-employee director to own A&B common stock (including RSUs) with a value of  $280,000, which is five times the current annual board retainer of  $56,000, within five years of becoming a director. All current directors have met or are on track to meet the established guidelines within the required timeframe.
Communications with Directors. Shareholders and other interested parties may contact any of the directors by mailing correspondence “c/o A&B Law Department” to A&B’s headquarters at 822 Bishop Street, Honolulu, Hawaii 96813. The Law Department will forward such correspondence to the appropriate director(s). However, the Law Department reserves the right not to forward any offensive or otherwise inappropriate materials.
In addition, A&B’s directors are encouraged to attend the Annual Meeting of Shareholders. All the current A&B directors who were directors as of the 2020 Annual Meeting attended the Annual Meeting.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

SHAREHOLDERS SECURITY OWNERSHIP
The following table lists the names and addresses of the only shareholders known by A&B on February 18, 2021 to have owned beneficially more than five percent of A&B’s common stock outstanding, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.
Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	11,477,731(a)	15.8%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	10,397,266(b)	14.4%
Wellington Management Group LLP 280 Congress Street Boston, MA 02210	5,672,181(c)	7.8%

(a)
As reported in Schedule 13G dated January 25, 2021 (the “BlackRock 13G”) filed with the SEC. According to the BlackRock 13G, as of December 31, 2020, BlackRock, Inc. has sole voting power over 11,342,322 shares and sole dispositive power over 11,477,731 shares and does not have shared voting or shared dispositive power over any shares.

(b)
As reported in Amendment No. 9 to Schedule 13G dated February 8, 2021 (the “Vanguard 13G”) filed with the SEC. According to the Vanguard 13G, as of December 31, 2020, The Vanguard Group has no sole voting power over any shares and sole dispositive power over 10,265,706 shares, has shared voting power over 74,874 shares, and has shared dispositive power over 131,560 shares.

(c)
As reported in Amendment No. 2 to Schedule 13G dated February 15, 2021 (the “Wellington 13G”) filed with the SEC. According to the Wellington 13G, as of December 31, 2020, Wellington Management Group LLP has shared voting power over 4,835,617 shares and shared dispositive power over 5,672,181 shares and does not have sole voting or sole dispositive power over any shares.

ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

DIRECTORS AND EXECUTIVE OFFICERS INFORMATION
Security Ownership of Directors and Executive Officers. The following table shows the number of shares of A&B common stock beneficially owned as of February 18, 2021 by each director and nominee, by each executive officer named in the “Summary Compensation Table” below, and by directors and executive officers as a group and, if at least one-tenth of one percent, the percentage of outstanding shares such ownership represents. Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.
Name or Number in Group	Number of Shares Owned (a)(b)(c)	Stock Options (d)	Total	Percent of Class
Diana M. Laing	3,750	0	3,750	—
John T. Leong	0	0	0	—
Thomas A. Lewis, Jr.	6,655	0	6,655	—
Douglas M. Pasquale	78,975	0	78,975	0.1
Michele K. Saito	29,374	0	29,374	—
Eric K. Yeaman	29,374	0	29,374	—
Christopher J. Benjamin	226,385	50,677	277,062	0.4
Brett A. Brown	8,152	0	8,152	—
Lance K. Parker	23,606	0	23,606	—
Nelson N. S. Chun	133,210	23,389	156,599	0.2
Meredith J. Ching	113,386	17,539	130,925	0.2
12 Directors and Executive Officers as a Group	659,986	91,605	751,591	1.0

(a)
Amounts include 28,404 shares held in a trust by the spouse of Mr. Benjamin and 213 shares held by the spouse of Ms. Ching.

(b)
Amounts include shares as to which certain persons have (i) shared voting and dispositive power, as follows: Mr. Pasquale – 78,975 shares, Ms. Ching – 3,976 shares, and directors, nominees and executive officers as a group – 82,951 shares and (ii) sole voting power only: Ms. Ching – 658 shares, and directors and executive officers as a group – 658 shares.

(c)
Shares owned by Mr. Brown are held in a brokerage margin account.

(d)
Amounts reflect shares deemed to be beneficially owned because they may be acquired prior to April 19, 2021 through the exercise of stock options. Amounts do not include 528,407 restricted stock units or performance share units that have been granted to the directors and executive officers as a group that may not be acquired prior to April 19, 2021.

Certain Relationships and Transactions. A&B has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under Item 404(a) of SEC Regulation S-K. Prior to entering into a transaction with A&B, directors and executive officers (and their family members) must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction requires the approval of the Audit Committee. The Audit Committee considers all of the relevant facts available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s or executive’s independence, including with respect to an immediate family member of a director or executive or an entity in which a director or executive is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders. If a related person transaction involves a member of the Audit Committee, that member recuses himself or herself from the process of review and approval.
The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

Approval by a majority of the Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.
A&B’s business strategy is Hawaii-focused and, accordingly, a number of our directors are Hawaii-based executives who provide extensive local knowledge and insight. Hawaii’s business community is relatively small and isolated. Given A&B’s position as a major landowner in the state, the largest owner of grocery-anchored retail assets, the largest materials and construction company in the state, and as one of the state’s premier real estate developers, it is to be expected that relationships will exist between the Company and key business leaders and their companies, as disclosed below. The transactions described were made in the ordinary course of business and on substantially the same terms as those made with persons not related to A&B.
Related Person Relationships with First Hawaiian Bank: Robert S. Harrison, former director of A&B through April 26, 2020, is Chairman and Chief Executive Officer of FHB.
•
FHB is the largest bank in Hawaii and is the top-ranked Hawaii bank in commercial and industrial lending and in construction and land development loans.

•
FHB has been a lending partner to the Company and its predecessor for many years prior to Mr. Harrison joining the Board.

•
The Audit Committee reviewed all FHB related person transactions.

•
All transactions were made in the ordinary course of business, on commercially reasonable, prevailing terms and rates.

FHB has the following arrangements with A&B for general corporate purposes:
(i)
A 15.6 percent participation in A&B’s $450 million revolving credit and term loan agreement (the “Revolver”), of which, in 2020, the largest aggregate amount of principal outstanding was $231.0 million. For 2020, the Company had net borrowings of  $12.3 million and paid interest of  $3.6 million to Revolver lenders that include FHB. As of February 18, 2021, outstanding borrowings were $111.0 million, bearing interest at a rate of LIBOR, plus an applicable rate between 1.25 and 2.05 percent based upon a pricing grid using the ratio of debt to total adjusted asset value, as defined in the agreement.

(ii)
A loan of  $5.0 million made to a limited liability company in which a subsidiary of A&B is a member, of which, in 2020, the largest aggregate amount of principal outstanding was $3.7 million. During 2020, interest payments of  $29,400 were made, and the principal loan amount of  $3.7 million was paid off.

(iii)
A $60.0 million loan made to a limited liability company in which a subsidiary of A&B is a member, of which, in 2020, the largest aggregate amount of principal outstanding was $59.5 million; $1.6 million was paid in principal with an interest rate hedge fixed to 3.135 percent of which net interest paid was $1.9 million; and $57.6 million was outstanding on February 18,2021.

(iv)
A $8.5 million share of A&B’s $50.0 million syndicated term loan facility, of which, in 2020, the largest aggregate amount of principal outstanding was $50.0 million. Interest on outstanding amounts is based on LIBOR plus a margin ranging from 1.20 and 2.00 percent, determined using a pricing grid (based on A&B’s Total Debt to Total Adjusted Asset Value Ratio, as defined in the loan agreement). In 2020, total interest of  $1.2 million was paid and there were no principal payments. As of February 18, 2021, $50.0 million was outstanding. On February 13, 2020, the Company entered into a swap agreement with an unrelated financial institution to fix the base rate at 1.349 percent in lieu of LIBOR, pursuant to which payments on this swap agreement totaled $0.4 million during 2020.

(v)
Lease agreements whereby FHB is a commercial tenant in two properties owned by A&B subsidiaries, under leases with terms that expire between 2021 and 2063, with aggregate gross rents in 2020 of  $0.5 million and aggregate net rent from and after January 1, 2021 to the expiration date of the leases of  $8.6 million.

In addition, after the acquisition of Grace Pacific Corporation (“Grace Pacific”) on October 1, 2013, FHB has a line of credit totaling $2.0 million with an unconsolidated joint venture in which a subsidiary of A&B is a 50 percent member. Borrowings under the line of credit bear interest at rates between 1.82 percent to 2.25 percent plus LIBOR. There were no principal balance amounts outstanding during 2020, and there was no amount outstanding as of February 18, 2021.
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Compensation Discussion and Analysis (“CD&A”)
The CD&A addresses A&B’s compensation practices for 2020 for the five executive officers named in the Summary Compensation Table on page 30 (collectively, the “Named Executive Officers” or “NEOs”). The compensation for the following NEOs is addressed in the CD&A:
•
Christopher J. Benjamin, President and Chief Executive Officer

•
Brett A. Brown, Executive Vice President and Chief Financial Officer

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Lance K. Parker, Executive Vice President and Chief Real Estate Officer

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Nelson N. S. Chun, Executive Vice President and Chief Legal Officer

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Meredith J. Ching, Executive Vice President, External Affairs

Executive Summary
The COVID-19 pandemic brought on one of the greatest challenges in our Company’s history and adversely impacted the economy, financial markets and Hawaii’s business environment in 2020.
A&B responded to the pandemic with swift and strategic actions that focused on our employees, our tenants, our communities and our shareholders. Some of these actions included:
Safety and health. A COVID-19 taskforce was formed with the purpose of creating safety protocols and educational resources for our employees and visitors. The key objective of all policies and procedures was the importance of safety and health as it relates to our employees and visitors.
Support for our employees. Very early into the pandemic, we implemented a work from home plan that allowed us to remain operational by employing technologies that had been implemented in recent years including cloud-based services and storage and remote-working tools. We also offered flexible work arrangements, stayed connected with employees through frequent town hall meetings, and held a significant number of employee activities and learning events throughout the year.
Support for our tenants. We worked proactively with our tenants on a case-by-case basis, assisting them as appropriate. We provided financial relief, supported the operational and facilities changes required for them to remain safely operating, assisted impacted tenants with marketing support, and provided guidance in accessing government relief resources.
Support for our communities. Early into the pandemic, we pivoted our strategic areas of community giving to include emerging COVID-related needs, prioritizing food and housing insecurity. By year’s end, we directed $277,000, or 29%, of total 2020 charitable giving to pandemic relief efforts. These donations supported a spectrum of community needs, including meals for impacted families, emergency rental assistance and homelessness prevention programs, and donations to support remote learning for students in disenfranchised communities across Hawaii. We also provided the use of our properties to distribute food to financially-impacted residents and teamed with the Hawaii Farm Bureau to distribute local produce and protein food boxes to our affected tenants and employees.
Our shareholders. We took decisive actions in the best interests of our shareholders, including drawing strategically on our credit facility to ensure adequate capital in light of the uncertainty created by the pandemic, protecting our core commercial real estate business, advancing our simplification strategy and reinstating a fourth quarter dividend at the end of 2020.
Despite the challenges created by COVID-19, the Company did not adjust its financial performance targets or exercise discretion based on COVID-19 impacts and did not provide base salary increases to NEOs. In 2020, our executive compensation program received strong support from shareholders, with approximately 97% of the Say-on-Pay votes cast in favor of the program. We believe this is because our pay program links pay with performance, aligns pay with shareholder interests and follows good governance practices. The vote on executive compensation is just one source of insight regarding shareholder views on our compensation practices. A&B also has an extensive shareholder outreach program that incorporates discussion of various governance topics, including compensation. In 2020, we met or offered to meet (virtually, due to the pandemic) on environmental, social and governance-focused matters and company operations with shareholders owning approximately 76% of our stock. The
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feedback we received regarding our compensation practices was very positive. The Compensation Committee welcomes shareholder perspectives on our program and is informed regarding feedback gathered in discussions with shareholders.
Approach to Compensation Governance. The Compensation Committee consistently evaluates the Company’s executive compensation practices and modifies or adopts programs or practices to provide an appropriate balance of risk and reward. A&B firmly believes in pay for performance and alignment with shareholder interests. Thus, a majority of NEO compensation is tied to performance to ensure alignment with shareholders. 78% of CEO and 66% of other NEO target total direct compensation (“TDC”) is performance-based pay aligned with shareholder interests. A&B adheres to good governance practices, as listed below, to ensure that it adopts best practices to the extent that they are best aligned to the business goals and strategy of the Company as well as shareholder interests.

Promote Good Pay Practices
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Direct components of pay are generally targeted at the 50th percentile of market pay data

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TDC consisting heavily of performance-based compensation

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Multiple relevant performance metrics to determine incentive payments

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Multi-year performance periods on performance-based equity awards

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Multi-year vesting periods on equity awards

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Robust stock ownership guidelines for senior executives

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Review of realizable pay of NEOs

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Reasonable internal pay ratios

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Reasonable severance or change-in control provisions

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Double trigger change-in-control severance that requires both a change-in-control and termination of employment without cause before any payments are made

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“Clawback” policies established for executives

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NEO participation in the same health and welfare benefit plans as other salaried employees

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Conduct shareholder outreach to solicit input and gain investor perspectives on our compensation programs

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Anti-hedging policies established

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No repricing or replacing of underwater stock options without prior shareholder approval

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Pay risk assessments

Performance in 2020
Financial results in 2020 were negatively impacted by the COVID-19 pandemic, with net operating income down 9.5% compared to 2019. However, our second half results demonstrated positive momentum on several strategic fronts, including continued non-core asset monetization, improved Grace Pacific performance and the moderate recovery of our CRE collections. Our portfolio showed resilience, reflecting our balance of needs-based retail, industrial and ground leases. We also made further progress in executing on our broader strategic agenda and simplification efforts, including continuing the monetization of our development-for-sale pipeline and our other landholdings. Efforts to improve Materials and Construction operating performance also continued, with some indications of progress in 2020. Organizational streamlining, professional and corporate culture development, process improvements, strategic planning efforts, ESG initiatives and meaningful cost reductions also were implemented throughout the Company in 2020.
While not reflected in financial metrics, it is important to state that the management team was instrumental in effectively leading the workforce, preserving financial liquidity, advancing strategic priorities and enhancing organizational culture during an unprecedented period.
Compensation Overview
The Company’s executive compensation programs are administered by its Compensation Committee. The Compensation Committee has retained WTW to provide advice and analysis on the design, structure and level of executive compensation for A&B.
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Compensation Philosophy and Objectives. The Company seeks to align its objectives with shareholder interests through a compensation program that attracts, motivates and retains qualified and effective executives, and rewards performance and results. To achieve this, the Company uses the following pay elements, which are described more fully under the “Pay Elements” section of the CD&A:
Element of Pay	Composition	Metrics	Rationale
Base Salary	Cash	—	• Provides a fixed rate of pay based upon an executive’s responsibilities
Annual Cash Incentives	Cash	75% Financial Goals 25% Non-Financial Goals (Value Creation Goals)
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Rewards the achievement of annual Company, business unit and individual performance

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Reinforces pay-for-performance principles

•
Rewards both immediately measurable accomplishments and actions that create longer-term value

Long-Term Incentives	50% Performance Share Units 50% Restricted Stock Units	Relative 3-year TSR (FTSE Nareit All- Equity Index & Selected Peer Group) 3-year vesting period
•
Aligns the executives’ long-term interests with those of A&B’s shareholders, motivates long-term performance

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Aids in attracting and retaining employees

•
Reinforces pay-for-performance principles

Health and Welfare Benefits		—	• Aids in attracting and retaining employees
Retirement Benefits		—	• Assists employees with retirement income savings and attracts and retains employees
Severance Benefits		—	• Retains talent during transitions due to a Change in Control or other covered events
Pay for Performance. The Company’s overall performance in 2020 was reflected in elements of compensation earned by NEOs for 2020. For the pay elements listed above, A&B targets pay at around the 50th percentile.
Pay Mix. The Company’s combination of pay elements is designed to place greater emphasis on performance-based compensation, while at the same time focusing on long-term talent retention and ensuring an appropriate balance between pay and risk. The Committee believes this is consistent with one of its key compensation objectives, which is to align management and shareholder interests. For 2020, the Target Total Direct Compensation (“TDC”) mix was generally within the same range as competitive practices based on survey data for each element of pay, as shown by the following table.
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Percentage of Target Total Direct Compensation
Provided by Each Pay Element for 2020
Assessment of Total Compensation. In evaluating and making pay decisions, the Compensation Committee utilizes the following tools, resources and information:

•
Company and individual performance

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Say-on-Pay vote results

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Competitive market data

•
Economic environment

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Job responsibilities and experience

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Positioning within the executive’s salary range

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Positioning in relation to the pay philosophy

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Investor feedback

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Projected market salary increases

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Value of the total pay package

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Alignment to pay-for-performance principles

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Reasonableness and balance of pay risk

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Internal pay equity

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NEO’s current and expected future contributions

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Size of recent awards

Internal Pay Equity. The Compensation Committee considers internal pay equity as a factor in establishing compensation for executives. To this end, after reviewing the competitiveness of the CEO’s and other NEO’s annual compensation, the Committee also considers the ratio of the CEO’s annual compensation relative to the average annual compensation for the other NEOs, as compared with such a ratio based on 50th percentile benchmark data. For 2020, the Company’s CEO-to-NEOs pay ratio was lower than the 50th percentile ratio of companies in our executive talent market. This finding indicates that our CEO’s annual compensation is reasonable in relation to these benchmarks.
Pay Elements
The Company provides the following pay elements to its executive officers in varying combinations to accomplish its compensation objectives.
Salary: Salary is intended to provide a competitive fixed rate of pay based upon an executive’s responsibilities. The Company believes that salary is less impactful than performance-based compensation in achieving the overall objectives of the Company’s executive compensation program. Accordingly, at target, less than half  (between 22% to 45%) of a NEO’s total compensation is paid as salary.
Generally, the Board of Directors determines the CEO’s annual salary change on the basis of the factors listed previously in the Assessment of Total Compensation section. The Board has a formal performance review process for the CEO that includes categories such as, but not limited to: company goals, financial results, strategic leadership, corporate culture, business management, and talent management. Each Board member has an opportunity to provide specific input on the CEO’s performance across key categories. The results of this process are carefully considered by the Board and the Compensation Committee in determining the CEO’s annual salary and incentive award.
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The CEO recommends annual salary changes for the other NEOs. Salary adjustments for NEOs are generally considered by the Compensation Committee in February of each year for implementation on April 1. While the Committee approved certain NEO salary adjustments in February 2020, the management team later recommended no salary increases in light of the impacts of the COVID-19 pandemic. The Committee accepted this recommendation.
Salary Information for 2019 – 2020
NEO	Base Salary as of 12/31/19	% Change	Base Salary as of 12/31/20
Mr. Benjamin	$690,000	0%	$690,000
Mr. Brown	$400,000	0%	$400,000
Mr. Parker	$397,838	0%	$397,838
Mr. Chun	$362,805	0%	$362,805
Ms. Ching	$305,933	0%	$305,933
Annual Incentives: For 2020, annual incentives for NEOs were provided through the Alexander & Baldwin, Inc. Performance Improvement Incentive Plan (“PIIP”) to motivate and reward executives for achievement of pre-established financial and value creation goals, as applicable. The Company believes that the annual incentive structure drives the following objectives:
•
Aligning with key goals/objectives

•
Fostering a team environment while allowing for flexibility in individual recognition

•
Motivating and rewarding value creation over both the short and long term

Performance Goal Categories. Each plan year, a pool is funded for all plan participants (except for the CEO), based on attainment level of goals for that year, as determined by the Compensation Committee. Financial goals were established in February 2020.
•
Financial Goals (weighted 75%) – Rewards the accomplishments of financial priorities to ensure that executives are held accountable for the financial health and discipline of the Company. The targets are based on the Company’s Board-approved operating plan and adjusted in certain instances to exclude the effect of certain items. When establishing the operating plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors, Company capabilities, performance objectives, and the Company’s strategic plan. Although created pre-COVID, financial goals remained unchanged despite the financial challenges brought on by the pandemic. The maximum and threshold performance ranges were determined on the basis of the level of difficulty in achieving the objective and are intended to ensure an enduring standard of performance. Pool funding can range from 0% to 200% of target.

•
Value Creation Goals (weighted 25%) – Rewards the accomplishments of strategic priorities and milestones that are not immediately reflected in financial results but create value for shareholders. Examples include identifying and positioning non-core projects for sale, strengthening our Company balance sheet, advancing technology projects and systems initiatives, and making forward progress on organizational simplification. The value creation goals were modified slightly at mid-year to properly reflect the changing priorities brought on by the pandemic. With input from the CEO, the Compensation Committee reviews and approves the Value Creation ratings. Pool funding can range between 0% to 200% of target.

•
Individual Modifier — Recognizes individual contributions to Company performance and the executive’s success in fulfilling duties and responsibilities. Each NEO’s award can be modified by multiplying the award that would otherwise be paid by between 0% to 150% based on individual performance, so long as the aggregate incentive pool established for PIIP executives is not exceeded.

Company Performance and Payout Determination (Except for CEO). Determination of award pool funding in 2020 was based on the Company’s operating performance as compared to Financial Goals set at the beginning of the year and Value Creation ratings recommended by the CEO, based on input from senior management and on business actions and outcomes in support of the Company’s strategic direction. Recommendations were reviewed and approved by the Compensation Committee. The level of achievement for each goal is rated on a scale from 0 to 3, as follows: 0 for below threshold performance, 1.0 for threshold performance, 2.0 for target performance and to 3.0 for maximum performance.
The incentive pool is funded by aggregating the target incentives for each PIIP participant, excluding the CEO, and multiplying that sum by the performance ratings for the applicable measures at below threshold, threshold, target or maximum levels, with
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proration between these levels, as determined by the Compensation Committee. The CEO’s award is determined separately by the Compensation Committee and does not positively or negatively affect the aggregate incentive pool.
Performance Metrics ($ in millions)	Threshold	Target	Maximum	Actual	0-3 Rating
Same-Store Cash NOI Growth(1)	1.3%	2.7%	4.3%	-12.7%	0.0
Non-Same-Store Cash NOI(1)	$17.6	$18.2	$18.9	$13.5	0.0
Adjusted Free Cash Flow(1)	$77.0	$85.6	$102.7	$76.2	0.0
Adjusted Non-Grace G&A Expenses(1)	$36.2	$34.5	$31.7	$30.0	3.0
Consolidated Adjusted Pre-tax Income(1)	$41.0	$45.6	$54.7	$19.2	0.0
Value Creation	1.0	2.0	3.0	3.0	3.0
The incentive compensation for Mr. Brown, Mr. Parker, Mr. Chun and Ms. Ching was based on a weighted mix of  (a) the level of achievement of the financial and operating goals set forth in the table above and (b) the scores awarded for Value Creation accomplishments and the Company on a consolidated basis.
•
For 2020, funding of the PIIP awards for Mr. Brown, Mr. Parker, Ms. Ching and Mr. Chun was derived based on the Value Creation rating (collectively weighted 25%) and from the ratings of all other performance metrics listed in the table above (collectively weighted 75%). These factors were selected because the Company believes they best reflect the results of business execution and profitability levels of the respective operations, and Value Creation reflects accomplishments of the Company that create long-term value for shareholders that are not necessarily reflected in annual financial results.

•
Despite the financial challenges posted by the COVID-19 pandemic, no favorable discretion was applied in connection with the determination of PIIP awards.

•
Based on 2020 performance shown above, the actual pool funding for the financial goals was 20% of target for Mr. Parker, Mr. Brown, Mr. Chun and Ms. Ching, while pool funding for the Value Creation goals was 50% of target, for total PIIP pool funding of 70% of target. The CEO recommended, and the Committee approved the use of individual modifiers for PIIP participants that is based on an assessment of goal achievement within their respective areas of responsibility. No modifier was applied to Mr. Parker, Mr. Chun and Ms. Ching, and a 90% individual modifier was applied to Mr. Brown.

Payout Determination for the CEO. Each plan year, the CEO’s annual incentive is determined by the Compensation Committee separately from other plan participants. The award is calculated using a 75% weighting for the same Financial Goals applicable to all other NEOs plus the additional Financial Goal below, and a 25% weighting for the Committee’s subjective assessment of progress in achieving other Non-Financial Goals. The Value Creation Goals do not apply to the CEO, as the CEO is involved in the determination of the results. Instead, the Compensation Committee and the Board of Directors evaluate the CEO’s non-financial performance based on a number of criteria, including leadership and execution of strategy. Based on that evaluation, the Compensation Committee rates the CEO’s non-financial performance on a scale from 0 to 3, as follows: 0 for below threshold performance, 1.0 for threshold performance, 2.0 for target performance and to 3.0 for maximum performance. The Committee rated the CEO’s non-financial performance at 3.0. The Committee considered the leadership provided by the CEO during an unprecedented period, advancement of strategic priorities, continued progress in monetization of non-core assets, protecting the safety and health of employees and favorable advancement of organizational development efforts.
Additional CEO Performance Metric ($ in mil.)	Threshold	Target	Maximum	Actual	0-3 Rating
Grace Adjusted EBITDA (1)	$7.9	$13.3	$19.8	$2.3	0.0
For the CEO’s 2020 award, after calculation of the Financial Goals and the Non-Financial Goals, the Compensation Committee awarded the CEO a total incentive award of  $455,400, which was 60% of target.

(1)
Refer to pages 39 to 41 for a discussion of the use of non-GAAP financial measures and the required reconciliations of GAAP to non-GAAP measures including, but not limited to, Net Operating Income (“NOI”) and same-store (“Same-Store”) metrics.

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Actual awards earned in total by the NEOs were based on performance against the goals as described above and were as follows:
Annual Incentive Award Information
	Target PIIP Award		Actual as a % of	Actual PIIP Award
NEO	% of Base Salary	$	Target	% of Base Salary	$
Mr. Benjamin	110%	$759,000	60%	66%	$455,400
Mr. Brown	80%	$320,000	63%	50%	$201,600
Mr. Parker	80%	$318,270	70%	56%	$222,789
Mr. Chun	55%	$199,543	70%	39%	$139,680
Ms. Ching	55%	$168,253	70%	38%	$117,784
Equity Compensation:
Equity grants are generally approved by the Compensation Committee at its January meeting. Based on current market data provided by WTW, the CEO makes recommendations for each executive officer other than himself to the Compensation Committee, which retains full authority to set the actual grant amount. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things, the items mentioned above in the Assessment of Total Compensation section.
Equity Grant Information
	Target LTI	LTI Vehicle Mix
NEO	Value	PSUs	RSUs
Mr. Benjamin	$1,700,000	50%	50%
Mr. Brown	$700,000	50%	50%
Mr. Parker	$600,000	50%	50%
Mr. Chun	$250,000	50%	50%
Ms. Ching	$250,000	50%	50%

•
RSUs are awards that are settled in shares but vest in thirds over a three-year period based on service. RSUs are intended to focus behaviors on improving long-term stock price performance on an absolute basis (as a complement to the relative-performance nature of PSUs), increase share ownership and strengthen retention of participants through a three-year vesting period. Under the service-vesting requirement, recipients must remain employed until the end of each vesting period to earn any shares that become issuable. Pro-rata vesting will apply to the extent employment ceases with the Company during the restricted period by reason of death, disability or retirement during the vesting period. Grantees receive dividends on the full amount of RSUs granted, regardless of vesting, at the same rate as is payable on the Company’s common stock.

•
PSUs will be settled in shares and have both a performance- and service-vesting requirement. The performance requirement is based on A&B’s TSR results relative to the TSR of companies that comprise the FTSE Nareit All-Equity Index and a select group of peer REITs that are a subset of the FTSE Nareit All-Equity Index focused on shopping center and diversified companies, with market capitalization between $500 million and $6 billion. PSUs have concurrent three-year performance and vesting horizons. Under the service-vesting requirement, recipients must remain employed until the end of the performance and vesting period to earn any shares that become issuable. Pro-rata vesting will apply to the extent employment ceases with the Company during the performance period by reason of death, disability or retirement, with proration to be applied to the number of shares resulting from the Company’s relative TSR over the performance period (i.e., actual performance). PSUs are intended to motivate recipients to focus on A&B shareholder returns relative to the share performance of other U.S.-based companies with similar market capitalization. The service requirement provides that PSUs cliff vest after a three-year period (concurrent with the performance period), as defined by the award. Payment of accrued dividend equivalents on PSUs will be made upon attainment of the applicable performance goals and will be paid according to the number of actual shares earned.

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Performance Ranges for 2020 PSUs
	Performance	Earnout*
Threshold	35th Percentile	35% of Target
Target	55th Percentile	100% of Target
Maximum	75th Percentile	200% of Target

*
With proration between these levels

2018 PSUs: With TSR at the 17.9 percentile for the FTSE Nareit All-Equity index and at the 15.3 percentile for the Selected Peer Group index, 0% of the PSUs granted in 2018 were earned. Amounts forfeited were as follows: Mr. Benjamin – 32,514 PSUs, Mr. Parker – 10,838 PSUs, and Mr. Chun and Ms. Ching – 4,967 PSUs. Mr. Brown was not an A&B employee in 2018 and did not receive a PSU grant.
Target total direct compensation is presented in the following table:
Target Total Direct Compensation for 2020
NEO	Base Salary as of 12/31/20	Target PIIP Award	2020 LTI Grant	Target Total Direct Compensation
Mr. Benjamin	$690,000	$759,000	$1,700,000	$3,149,000
Mr. Brown	$400,000	$320,000	$700,000	$1,420,000
Mr. Parker	$397,838	$318,270	$600,000	$1,316,108
Mr. Chun	$362,805	$199,543	$250,000	$812,348
Ms. Ching	$305,933	$168,253	$250,000	$724,186
Retirement Plans: The Company provides various retirement plans to assist its employees with retirement income savings and to attract and retain its employees. The Committee periodically reviews the value of benefits from the retirement plans in conjunction with all other forms of pay in making compensation decisions.
A&B Retirement Plan for Salaried Employees (Frozen since 2012): The A&B Retirement Plan for Salaried Employees (the “Qualified Retirement Plan”), which is a tax-qualified defined benefit pension plan, provides pension benefits to the Company’s salaried non-bargaining unit employees. The Pension Benefits table of this Proxy Statement provides further information regarding the Qualified Retirement Plan. In 2007, A&B Predecessor closed participation in its traditional defined pension plan for new non-bargaining unit employees hired after January 1, 2008. Effective January 1, 2012, the Company froze benefit accruals under its traditional defined benefit plans for all non-bargaining unit employees hired before January 1, 2008 and replaced the benefit with a cash balance formula in which participants accrued 5% of their eligible annual compensation. Effective January 1, 2020, the Company froze benefit accruals under the cash balance formula and replaced the benefit with a non-elective company contribution to the A&B Individual Deferred Compensation and Profit Sharing Plan and the A&B Non-Qualified Defined Contribution Plan, as described below.
A&B Individual Deferred Compensation and Profit-Sharing Plan: The Company has a tax-qualified defined contribution retirement plan (the “IDC Plan”) available to all salaried non-bargaining unit employees. Beginning in 2020, the IDC Plan provided for a match of up to three percent of the eligible compensation deferred by a participant during the fiscal year, subject to IRS maximum compensation limitations and a non-elective Company contribution equal to 3% of eligible compensation.
The Company has a profit-sharing plan which provides for performance-based discretionary contributions to participants based on the degree of achievement of goals similar to 2020 AIP goals as determined by the Compensation Committee. Employees are immediately eligible for up to five percent of annual base compensation, based on achievement of goals. There was a 0.9% profit-sharing contribution for 2020.
A&B Excess Benefits Plan: This non-qualified benefit plan (the “Excess Benefits Plan”) for executives is designed to meet the retirement plan objectives described above. Certain executives, including all NEOs, are eligible to participate in the Excess Benefits Plan. It complements the Qualified Retirement Plan and the IDC Plan by providing benefits and contributions in amounts that could not be provided by those plan’s formulas due to the limits imposed by tax law. Effective January 1, 2020, the Company
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froze benefit accruals under this plan and replaced the benefit with a Non-Qualified Defined Contribution Plan. The Pension Benefits table of this Proxy Statement provides further information regarding the A&B Excess Benefits Plan.
A&B Non-Qualified Defined Contribution Plan: Under the A&B Non-Qualified Defined Contribution Plan, eligible participants receive 3% of their annual eligible compensation in excess of the applicable IRS compensation limit, a discretionary gain sharing contribution up to 5% of base salary in excess of the applicable IRS compensation limit, based on achievement of goals, and the lesser of 3% of eligible compensation or the applicable IRS deferral limit minus the maximum allowable match, including the match on catch-up contributions, under the 401(k) plan.
Employment and Other Agreements: Except as set forth below, the Company does not provide employment or similar agreements for any of the NEOs. The Company believes in a policy of  “at will” employment.
Effective May 8, 2019, we entered into a letter agreement with Brett A. Brown, Executive Vice President and CFO, under which Mr. Brown received relocation expenses up to $50,000 (plus tax gross up) and a $25,000 signing bonus, subject to reimbursement if he voluntarily resigns from the Company within two years of his start date.
Severance Plan and Change in Control Agreements: The Company provides severance benefits pursuant to the Severance Plan and Change in Control agreements to certain executives, including the NEOs, to retain talent during transitions due to a Change in Control or other covered event and to provide a competitive pay package. The Compensation Committee designed the change in control agreement to provide a competitively structured program, and yet be conservative overall in the amounts of potential award payouts. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential payouts under these arrangements, as the Committee considers how the terms of these arrangements and the other pay components interrelate. These agreements are described in further detail in the “Other Potential Post-Employment Payments” section of this Proxy Statement.
Retiree Health and Medical Plan: The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees who joined A&B Predecessor prior to January 1, 2008. The Company’s contribution towards the monthly medical premium is based on the employee’s age and years of service and is capped at $136 per month. The benefits from these plans are reflected in the “Other Potential Post-Employment Payments” section of this Proxy Statement.
The Role of Compensation Survey Data
The Company uses published compensation survey data as a reference, but does not benchmark against specific companies within such surveys. The Company operates in a number of different industries and there are no companies that are considered directly comparable in business mix, size and geographic relevance. Accordingly, the Company does not use data that are specific to any individual segment of the Company’s business but instead, based on the recommendation of WTW, uses data from three national and highly recognized published surveys representing a broad group of general industry and real estate companies similar in size to the Company to assess the Company’s pay practices. WTW uses data subsets in each survey that represent companies of similar size with revenues between $250 million and $1 billion. The survey sources provide only one of the tools that the Committee uses to assess appropriate pay levels. Internal equity, Company performance, business unit performance, compensation philosophy, performance consistency, historical pay movement, pay mix, pay risk, economic environment and individual performance are also reviewed.
The surveys used by WTW in its assessment of total direct compensation and CEO pay ratio as compared to other NEOs include:
•
WTW 2020 CDB General Industry Executive Database

•
WTW 2020 Long-term Incentives, Policies and Practices Survey

•
National Association of Real Estate Investment Trusts (Nareit) 2020 Compensation Survey

The Role of the Compensation Consultant
After conducting a search, the Compensation Committee selected and retained WTW, an independent executive compensation consulting firm, to assist the Committee in:
•
Evaluating salary and incentive compensation levels

•
Reviewing and suggesting executive pay plan design modifications

•
Understanding current trends and legislative reform initiatives in the area of executive compensation

•
Assessing appropriate outside Board of Director pay levels and structuring

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WTW reports directly to and takes instructions from the Compensation Committee. The Committee approves all WTW engagements, including the nature, scope and fees of assignments. The Compensation Committee has reviewed WTW’s work, policies and procedures and determined that no conflicts of interest exist. In accordance with the New York Stock Exchange (“NYSE”) requirements, the Compensation Committee annually assesses the independence of its compensation consultant, outside legal counsel, and other advisers who will provide services with respect to executive compensation matters.
The Role of Management
Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:
•
Providing management’s perspective on compensation plan structure and implementation

•
Identifying appropriate performance measures and suggesting company, unit and individual performance goals that are consistent with the Board-approved operating plans

•
Providing the data used to measure performance against established goals, with the CEO providing perspective on individual executive performance and compensation amounts

•
Providing recommendations, based on information provided by WTW, regarding pay levels for officers on the basis of plan formulas, salary structures and the CEO’s assessment of individual officer performance

Tax and Accounting Considerations
In evaluating the Company’s executive compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and the Company. The Compensation Committee believes that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole or primary factor, in establishing the cash and equity compensation programs for the executive officers. Section 162(m) of the Code generally limits to $1.0 million the amount of remuneration that the Company may deduct in any calendar year for certain executive officers. Prior to 2018, the Company structured annual incentive awards and long-term incentive awards with the intention of meeting the exception to this limitation for “performance-based” compensation, as defined in Section 162(m) of the Code, so that these amounts could be fully deductible for income tax purposes. The performance-based exception was eliminated effective as of January 1, 2018, and compensation paid to the NEOs in excess of  $1.0 million will generally not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. The Compensation Committee believes that cash and equity incentive compensation must be maintained at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation. Accordingly, the Compensation Committee will continue to maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible.
Stock Ownership Guidelines
To enhance shareholder alignment and ensure commitment to value-enhancing, longer-term decision-making, the Company has established stock ownership guidelines. Executives are required to own a value of stock equal to the salary multiple below within a five year-period from commencement of employment or within a five-year period after a change in salary based on promotion:
Position	Salary Multiple
CEO	5X
Other NEOs	3X

All NEOs, with the exception of Mr. Parker, who became an NEO in 2015, have met or are on track to meet the ownership guidelines. Mr. Parker has been advised against selling A&B stock until such time that he meets or exceeds his stock ownership guideline; he has not sold any A&B stock since becoming an NEO (other than the use of shares to pay taxes on the vesting of restricted stock units).
Equity Granting Policy
Equity awards are expected to be granted for current employees at the January Compensation Committee meeting each year. Equity grants for new hires or promoted employees are approved at regularly scheduled Compensation Committee meetings. The timing of these grants is made without regard to anticipated earnings or other major announcements by the Company.
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EXECUTIVE COMPENSATION
Policy Regarding Speculative Transactions and Hedging
The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments, involving A&B stock, or (ii) hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving A&B stock. The Company does not prohibit investments in exchange funds.
Policy Regarding Recoupment of Certain Compensation
The Company has adopted a formal “clawback” policy for senior management, including all NEOs. Pursuant to the policy, the Company will seek to recover from each Participant, as defined in the policy, the full or partial portion of any incentive compensation paid or granted to, or received by, such Participant during the three-year period preceding the date on which the Company is required to prepare an accounting restatement that is greater than the amount that would have been paid, granted or received had the financial results been originally reported as set forth in the accounting restatement.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.
The foregoing report is submitted by Ms. Saito (Chair), Ms. Laing and Mr. Lewis.
Compensation Committee Interlocks and Insider Participation
There were no Compensation Committee Interlocks or Insider Participation in 2020.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Summary Compensation Table.The following table summarizes the compensation paid by A&B to its NEOs in 2020, 2019 and 2018.
2020 Summary Compensation Table
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)
Christopher J. Benjamin President and Chief Executive Officer	2020	690,000	386,400	1,946,094	N/A	69,000	300,551	78,710	3,470,755
	2019	685,000	170,116	1,969,270	N/A	664,884	390,393	33,403	3,913,066
	2018	665,000	268,504	2,003,838	N/A	509,768	0(6)	32,323	3,479,433
Brett A. Brown(7) Executive Vice President & Chief Financial Officer	2020	400,000	137,600	801,301	N/A	64,000	0	40,728	1,443,629
	2019	259,231	71,728	604,043	N/A	163,500	N/A	96,668(8)	1,195,170
Lance K. Parker Executive Vice President and Chief Real Estate Officer	2020	397,838	159,135	686,836	N/A	63,654	74,887	49,185	1,431,535
	2019	394,941	59,048	729,337	N/A	404,363	87,508	22,815	1,698,012
	2018	383,438	58,734	667,946	N/A	234,938	5,608	22,130	1,372,794
Nelson N. S. Chun Executive Vice President and Chief Legal Officer	2020	362,805	99,771	286,186	N/A	39,909	32,480	38,737	859,888
	2019	360,163	49,839	303,877	N/A	174,800	77,702	21,546	987,927
	2018	349,674	70,566	306,116	N/A	133,972	0(9)	20,908	881,236
Meredith J. Ching Executive Vice President, External Affairs	2020	305,933	84,131	286,186	N/A	33,653	145,361	32,700	887,964
	2019	275,244	42,027	303,877	N/A	147,398	193,129	18,304	979,979
	2018	277,923	59,504	306,116	N/A	112,971	0(10)	15,146	771,660

(1)
Represents the NEO’s award attributable to Value Creation goals and individual modifiers under the PIIP program for the fiscal year identified in column (b) payable in cash in February of the following year. Mr. Brown’s 2019 award includes a $25,000 signing bonus.

(2)
Represents the grant-date fair value of time-based restricted stock units and the grant-date fair value of performance stock units for the fiscal year identified in column (b) granted in 2020. Performance stock units awarded in 2020 vest in February 2023 if performance goals are attained at target. If maximum performance goals applicable to the performance stock units were to be achieved, the values in this column with respect to 2020 would be as follows: Mr. Benjamin, $3,042,206; Mr. Brown, $1,252,622; Mr. Parker, $1,073,688; Mr. Chun, $447,376 and Ms. Ching, $447,376. If performance goals are not attained at threshold, all performance stock units will be forfeited. See Note 16 of the consolidated financial statements of the Company’s 2020 Annual Report on Form 10-K regarding the assumptions underlying the valuation of equity awards.

(3)
Represents the NEO’s award attributable to financial goals under the PIIP program for the fiscal year identified in column (b) payable in cash in February of the following year.

(4)
All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.

(5)
Represents amounts contributed by A&B to the NEO’s account under the A&B Individual Deferred Compensation and Profit Sharing Plan and Alexander & Baldwin Non-Qualified Defined Contribution Plan.

(6)
The change in pension value was a decrease of  $255.

(7)
Mr. Brown joined A&B on May 8, 2019.

(8)
Includes $50,000 for relocation expenses and $46,668 for taxes owed on such expenses.

(9)
The change in pension value was a decrease of  $49,477.

(10)
The change in pension value was a decrease of  $117,273.

ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards. The following table contains information concerning the non-equity and equity grants under A&B’s incentive plans during 2020 to the NEOs.
2020 Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(4) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)(5) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Christopher J. Benjamin	2/1/20	284,625	569,250	1,138,500	13,609	38.883	77,766	38,883	N/A	N/A	1,946,094
Brett A. Brown	2/1/20	120,000	240,000	480,000	5,604	16,010	32,020	16,010	N/A	N/A	801,301
Lance K. Parker	2/1/20	119,351	238,703	477,406	4,803	13,723	27,446	13,723	N/A	N/A	686,836
Nelson N. S. Chun	2/1/20	74,829	149,657	299,314	2,001	5,718	11,436	5,718	N/A	N/A	286,186
Meredith J. Ching	2/1/20	63,099	126,197	252,395	2,001	5,718	11,436	5,718	N/A	N/A	286,186

(1)
Amounts reflected in this section relate to estimated payouts under the non-equity incentive portion of the PIIP. The value of the actual payouts is included in column (g) of the Summary Compensation Table.

(2)
Amounts in this section reflect performance share unit grants. Performance share units awarded in 2020 vest in February 2023 if performance goals are attained during the performance period.

(3)
Amounts in this section reflect time-based restricted stock unit awards.

(4)
No options were granted in 2020.

(5)
Represents the grant-date fair value of the equity awards granted in 2020. See Note 16 of the consolidated financial statements of the Company’s 2020 Annual Report on Form 10-K regarding the assumptions underlying the valuation of equity awards.

The PIIP is based on financial, operating, and value creation goals for the Company, as well as individual modifiers reflecting the executive’s job responsibilities and individual performance. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement. Information on equity grants is provided in the CD&A section of this Proxy Statement.
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EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End. The following table contains information concerning the outstanding equity awards held by the NEOs.
2020 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)	Market Value of Shares or Units of Stock that Have Not Vested ($)(5) (h)	Equity In- centive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (i)	Equity In- centive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(5) (j)
Christopher J. Benjamin	50,677	—	—	14.92	1/24/2022	73,531(1)	1,263,263	107,111(6)	1,840,167
Brett A. Brown	N/A	N/A	N/A	N/A	N/A	23,163(2)	397,940	26,739(7)	459,376
Lance K. Parker	—	—	—	—	—	26,154(3)	449,326	37,788(8)	649,198
Nelson N.S. Chun	23,389	—	—	14.92	1/24/2022	11,048(4)	189,805	16,196(9)	278,247
Meredith J. Ching	17,539	—	—	14.92	1/24/2022	11,048(4)	189,805	16,196(9)	278,247

(1)
Vesting date of unvested RSUs – 10,838 shares on 1/29/21;11,905 shares each on 1/28/21, and 1/28/22; 12,961 shares on each on 2/1/21, 2/1/22, and 2/2/23.

(2)
Vesting date of unvested RSUs – 3,576 shares on 7/29/21 and 3,577 shares on 7/29/22; 5336 shares on 2/1/21 and 5,337 shares each on 2/1/22 and 2/1/23.

(3)
Vesting date of unvested RSUs – 3,613 shares on 1/29/21; 4,409 shares each on 1/28/21 and 1/28/22; 4,574 shares each on 2/1/21 and 2/1/22 and 4,575 shares on 2/2/23.

(4)
Vesting date of unvested RSUs – 1,656 shares on 1/29/21; 1,837 shares each on 1/28/21 and 1/28/22; 1,906 shares each on 2/1/21, 2/1/22, and 2/1/23.

(5)
Market value of stock not vested, shown at target performance, based on the closing stock price at year-end of  $17.18.

(6)
Vesting date of PSUs – 32,514 shares on 1/29/21; 35,714 shares on 1/28/22; 38,883 shares on 2/1/23.

(7)
Vesting date of PSUs – 10,729 shares on 7/29/22; 16,010 shares on 2/1/23.

(8)
Vesting date of PSUs – 10,838 shares on 1/29/21; 13,227 shares on 1/28/22; 13,723 shares on 2/1/23.

(9)
Vesting date of PSUs – 4,967 shares on 1/29/21; 5,511 shares on 1/28/22; 5,718 shares on 2/1/23.

ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Option Exercises and Stock Vested. The following table contains information concerning option exercises and the vesting of stock awards for the NEOs during 2020.
Option Exercises and Stock Vested for 2020
	OPTION AWARDS		STOCK AWARDS
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)(4)	Value Realized on Vesting ($) (e)
Christopher J. Benjamin	0	0	30,886	676,494
Brett A. Brown	N/A	N/A	3,576	43,127
Lance K. Parker	1,740	3,236	9,942	217,794
Nelson N. S. Chun	31,291	86,989	5,238	114,722
Meredith J. Ching	23,466	43,647	5,238	114,722
The value realized in column (e) was calculated based on the market value of A&B common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.
Pension Benefits. The following table contains information concerning pension benefits for the NEOs at the end of 2020.
Pension Benefits for 2020
Name (a)	Plan Name (b)	Number of Years Credited Service(1) (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Christopher J. Benjamin	A&B Retirement Plan for Salaried Employees	18.4	755,533	—
	A&B Excess Benefits Plan	18.4	1,767,467	—
Brett A. Brown	A&B Retirement Plan for Salaried Employees	0	—	—
	A&B Excess Benefits Plan	0	—	—
Lance K. Parker	A&B Retirement Plan for Salaried Employees	15.3	367,995	—
	A&B Excess Benefits Plan	15.3	73,475	—
Nelson N. S. Chun	A&B Retirement Plan for Salaried Employees	16.2	578,852	—
	A&B Excess Benefits Plan	16.2	633,921	—
Meredith J. Ching	A&B Retirement Plan for Salaried Employees	37.6	1,983,134	—
	A&B Excess Benefits Plan	37.6	643,160	—

(1)
Credited service used to calculate the traditional defined benefit was frozen as of December 31, 2011. Effective January 1, 2020, the Company froze benefit accruals under the cash balance plan. Years shown as based on all years under the plan through December 31, 2020.

Actuarial assumptions used to determine the present values of the pension benefits include: Discount rates for qualified and non-qualified retirement plans are 2.43% and 1.07%, respectively as of December 31, 2020. Age 62 with 5 years of service (or current age, if greater) is the assumed retirement age. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a life annuity basis (however, cash balance portion could be paid in a lump sum). The cash balance accounts are projected to the assumed retirement age using 0.71% interest per year (the rate in effect for 2021) with no future pay
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EXECUTIVE COMPENSATION
credits. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in our financial disclosures, i.e., 0.51% (for the first 5 years), 2.31% (next 15 years) and 3.15% (years in excess of 20) applied on a rolling basis, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.
The Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a life annuity basis plus the cash balance account. The present value was determined based on interest rates (with 39% marginal tax rate adjustment) and mortality used in our financial disclosures, i.e., 0.31% (for the first 5 years), 1.41% (next 15 years) and 1.92% (years in excess of 20) applied on a rolling basis, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The cash balance accounts are projected to the assumed retirement age using 0.71% interest per year (the rate in effect for 2021) with no future pay credits.
A&B Retirement Plan for Salaried Employees:
The A&B Retirement Plan for Salaried Employees (the “Qualified Retirement Plan”) provides pension benefits to the Company’s salaried employees who are not subject to collective bargaining agreements. In 2007, A&B Predecessor closed participation in its traditional defined pension plan and established a cash balance plan for new non-bargaining unit employees hired after January 1, 2008. A&B Predecessor subsequently froze the traditional plan on January 1, 2012, transitioning all employees to the cash balance plan and lowering the vesting period from five years to three years. Effective January 1, 2020, the Company froze benefit accruals under the cash balance plan.
The traditional defined benefit formula was based on participants’ service and average monthly compensation in the five highest consecutive years of their final 10 years of service. For participants in the plan who remained employed after its freezing, this measurement period goes only through December 31, 2011. Compensation included base salary, overtime pay and one-year bonuses. The amounts were expressed as a single life annuity payable at the normal retirement age of 65. An employee became vested after five years of service with A&B Predecessor or the Company. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with A&B Predecessor or the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early and over a longer period of time.
The replacement cash balance formula provided annual retirement account contributions equal to 5 percent of an employee’s eligible cash compensation, for each year worked through December 31, 2019, while covered by the cash balance formula, plus interest. At retirement or other separation from service, the employee may elect to receive the vested cash balance portion of the Qualified Retirement Plan benefits as a lump sum or an actuarially equivalent annuity. Effective January 1, 2020, the Company froze benefit accruals under the cash balance formula and replaced the benefit with a non-elective company contribution through the A&B Individual Deferred Compensation and Profit Sharing Plan for Salaried Non-Bargaining Employees, in which participants receive 3% of their annual eligible compensation. Participants continue to receive interest credit for the cash balance benefits after the plan freeze.
A&B Excess Benefits Plan: The A&B Excess Benefits Plan is discussed in the CD&A section of this Proxy Statement. Under the pension portion of the Excess Benefits Plan associated with the Qualified Retirement Plan, benefits under the traditional defined benefit formula are payable after the executive’s separation from service in a lump sum that is actuarially equivalent to the annuity form of payment, and the cash balance account is paid as a lump sum. Under the profit sharing portion of the Excess Benefits Plan associated with the A&B Retirement Plan, amounts are credited to executives’ accounts based on achievement of goals, to be payable after the executive’s separation from service. All NEOs are eligible to participate in the Excess Benefits Plan. Effective January 1, 2020, the Company froze benefit accruals under the plan and replaced the benefit with a Non-Qualified Defined Contribution Plan as described below.
A&B Non-Qualified Defined Contribution Plan: Under the A&B Non-Qualified Defined Contribution Plan, eligible participants receive 3% of their annual eligible compensation in excess of the applicable IRS compensation limit, a discretionary gain sharing contribution up to 5% of base salary in excess of the applicable IRS compensation limit based on achievement of goals, and the lesser of 3% of eligible compensation or the applicable IRS deferral limit plan minus the maximum allowable match, including the match on catch-up contributions, under the 401(k) plan.
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EXECUTIVE COMPENSATION
Non-Qualified Deferred Compensation. The following table contains information concerning non-qualified deferred compensation for the NEOs.
2020 Non-Qualified Deferred Compensation
Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($)(1) (c)	Aggregate Earnings in Last FY ($)(2) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($)(1) (f)
Christopher J. Benjamin	—	59,045	22,785	—	137,372
Brett A. Brown	—	21,063	—	—	21,063
Lance K. Parker	—	29,520	4,442	—	42,189
Nelson N. S. Chun	—	19,072	4,700	—	40,706
Meredith J. Ching	—	13,035	35	—	13,179

(1)
Represents contributions under the Alexander & Baldwin Nonqualified Defined Contribution Plan earned in the last fiscal year and accrued in the aggregate balance at last FYE and also included in the column (i) All Other Compensation in the 2020 Summary Compensation Table.

(2)
Represents interest and earnings earned on the prior year’s cash account balance.

Other Potential Post-Employment Payments.
Change in Control Agreements: A&B has entered into Change in Control Agreements with each of the NEOs that are intended to encourage their continued employment with A&B by providing them with greater security in the event of termination of their employment following a change in control of A&B. The Company has adopted a participation policy that extends these agreements to those senior level executives whose employment would be most likely at risk upon a change in control. Each Change in Control Agreement has an initial one-year term and is automatically extended at the end of each term for a successive one-year period, unless terminated by A&B. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by A&B without “cause” or by the executive for “good reason,” in each case as defined in the agreement, following a “Change in Control Event” of A&B, as defined by Internal Revenue Code Section 409A, as follows: Upon a termination of employment under the above circumstances, the executive will be entitled to receive (i) a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, (ii) pro rata payment at target with respect to outstanding contingent awards for uncompleted performance periods, (iii) a lump sum payment of amounts due the executive under deferred compensation plans, and (iv) an amount equal to the positive spread between the exercise price of outstanding options held by the executive and the fair market value of the underlying shares at the time of termination. In addition, A&B will maintain all (or provide similar) health and welfare benefit plans for the executive’s continued benefit for a period of two years after termination. A&B will also reimburse executives for individual outplacement counseling services up to $10,000. These are “double trigger” agreements under which no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs.
In the event that any amount payable to the executive is deemed under the Internal Revenue Code to be made in connection with a change in control of the Company, and such payments would result in the excise tax imposed on “excess parachute payments” under the Internal Revenue Code, the Change in Control Agreements provide that the executive’s payments will be reduced to an amount that would not result in the imposition of the excise tax, to the extent that such reduction would result in a greater after-tax benefit to the executive. No tax gross-up payments are provided by the Change in Control Agreements.
If there is a potential change in control of the Company, the executive agrees to remain in the employ of the Company until the earliest of  (1) a date six months after the occurrence of the potential change in control, (2) the termination of the executive’s employment by reason of disability or retirement, or (3) the occurrence of a change in control of the Company.
Executive Severance Plan: The Company also maintains the Executive Severance Plan (“Severance Plan”) that covers the NEOs. The Severance Plan continues from year to year, subject to a periodic review by the Board of Directors. The Severance
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause,” as defined in the Severance Plan, or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment and execution of a release agreement acceptable to the Company, the executive will be entitled to receive an amount equal to twelve months’ base salary, payable in equal installments over a period of one year, continued payment by the Company of life and disability insurance premiums and COBRA premiums for continued group health plan coverage for a maximum of twelve months, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels under the PIIP that would have been payable to the executive had he or she remained employed until the end of the applicable performance period.
Voluntary Resignation: If the executive voluntarily resigns from the Company, no amounts are payable under the Severance Plan or the PIIP. The executive may be entitled to receive retirement and retiree health and welfare benefits to the extent those benefits have been earned or vested under the provisions of the plans. The executive may have up to three to six months after termination to exercise vested stock options at the time of termination. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the tax-qualified A&B IDC Plan.
Other benefits, as described in the CD&A section of this Proxy Statement, may include accrued, vested benefits under the Qualified Retirement Plan and the Excess Benefits Plan. See also the Pension Benefits for 2020 table and accompanying narrative.
The following tables show the potential value to each executive under various termination-related scenarios, assuming that the termination of employment or other circumstances resulting in payment occurred on December 31, 2020.
Executive Termination Scenarios
Christopher J. Benjamin
Components	Change in Control w/Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$2,898,000	$690,000	—	—	—	—	—
Retirement Benefits(4)	$(141,011)(6)	$(69,188)(6)	$(69,188)(6)	$(69,188)(6)	$(69,188)(6)	$(69,188)(6)
	$(9,215)(5)(6)	$(9,215)(5)(6)	$(9,215)(5)(6)	$(9,215)(5)(6)	$(235,740)(5)(6)	$(9,215)(5)(6)
Health & Welfare Benefits	$45,860	$20,592	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$2,574,660	—	—	—	$1,478,798	$1,478,798	$1,478,798
Total (Lump-sum)	$5,387,509	$651,404	$(69,188)(6)	$(69,188)(6)	$1,409,610	$1,478,798	$1,409,610
Total (Annuity)	$(9,215)(6)	$(9,215)(6)	$(9,215)(6)	$(9,215)(6)	$(235,740)(6)	$(9,215)(6)
Brett A. Brown
Components	Change in Control w/Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$955,619	$400,000	—	—	—	—	—
Retirement Benefits(4)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Health & Welfare Benefits	$57,117	$26,707	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$867,382	—	—	—	$462,499	$462,499	$462,499
Total (Lump-sum)	$1,890,118	$436,707	—	—	$462,499	$462,499	$462,499
Total (Annuity)	—	—	—	—	—	—	—
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Lance K. Parker
Components	Change in Control w/Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$1,295,655	$397,838	—	—	—	—	—
Retirement Benefits(4)	$60,801	$3,994	$3,994	$3,994	$3,994	—	not yet eligible
	$(42,781)(6)	$(42,781)(6)	$(42,781)(6)	$($42,781)(6)	$(155,902)(5)(6)	—	not yet eligible
Health & Welfare Benefits	$52,574	$25,528	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$923,012	—	—	—	$528,995	$528,995	$528,995
Total (Lump-sum)	$2,342,041	$437,360	$3,994	$3,994	$532,995	$528,995	$528,995
Total (Annuity)	$(42,781)(6)	$(42,781)(6)	$(42,781)(6)	$($42,781)(6)	$(155,902)(6)	—	not yet eligible
Nelson N. S. Chun(8)
Components	Change in Control w/Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$1,124,696	$362,805	—	—	—	—	—
Retirement Benefits(4)	$(23,331)(6)	—	—	—	—	—	—
	—	—	—	—	$(200,348)(5)(6)	—	—
Health & Welfare Benefits	$42,311	$19,498	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$387,194	—	—	—	$223,021	$223,021	$233,021
Total (Lump-sum)	$1,540,869	$392,303	—	—	$223,021	$223,021	$233,021
Total (Annuity)	—	—	—	—	$(200,348)(6)	—	—
Meredith J. Ching(8)
Components	Change in Control w/Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$948,392	$305,933	—	—	—	—	—
Retirement Benefits(4)	$(27,317)(6)	—	—	—	—	—	—
	—	—	—	—	$(1,223,543)(5)(6)	—	—
Health & Welfare Benefits	$24,328	$10,807	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$387,194	—	—	—	$223,021	$223,021	$223,021
Total (Lump-sum)	$1,342,597	$326,740	—	—	$223,021	$223,021	$223,021
Total (Annuity)	—	—	—	—	$(1,223,543)(6)	—	—

(1)
Assumes execution of an acceptable release agreement as provided by the Executive Severance Plan.

(2)
If an NEO is disabled, the executive will continue to accrue credited vesting service as long as he/she is continuously receiving disability benefits under A&B’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service will cease. Upon the later of attainment of age 65 or the date at which the executive is no longer eligible for disability benefits, the NEO will be entitled to receive a pension benefit based on years of credited benefit service and compensation prior to becoming disabled. Credited benefit service shall not include any periods of disability after December 31, 2011.

(3)
Normal retirement is at age 65. An executive with 5 years of service may retire at age 62 with unreduced traditional defined benefit pension benefits under the Qualified Retirement Plans. Employees may elect early retirement after attaining age 55 and completing 5 years of service.

(4)
Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table, which uses a different set of assumptions for timing of termination as described in the related narrative.

(5)
Represents the present value of amount paid as an annuity.

ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
(6)
The Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table. Under certain termination scenarios, benefits reflected in the Pension Benefits Table under the various retirement plans are forfeited or reduced resulting in a negative value.

(7)
Includes the gain on accelerated stock options and the value of accelerated restricted stock and performance share units. The value of stock awards was determined based on the closing price of A&B common stock on December 31, 2020 of  $17.18.

(8)
Mr. Chun and Ms. Ching are 62 or older and are eligible for unreduced retirement benefits per the Company’s retirement plan. Therefore, their benefits upon termination are the same as those shown in the pension benefits table (figures shown in the executive termination table are incremental to those in the pension benefits table). Mr. Chun’s and Ms. Ching’s qualified pension death benefits are different upon death since the death benefits are payable to their spouses assuming Joint & Survivor 50% form of payment is elected (non-qualified death benefits are the same as retirement since they are payable as lump sums, as if they retire as of 1/1/2021). The non-qualified Change in Control (“CIC”) benefits are different as they are calculated based on lump sum assumptions as of the assumed CIC date (as of 12/31/2020).

All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above are set forth in the Pension Benefits section, with the exception of non-qualified Change in Control benefits, which were calculated based on lump sum assumptions as of 12/31/2020 (1.30% (first 5 years), 1.87% (next 15 years), and 2.23% (years in excess of 20).
The Excess Benefits Plan benefits are paid, upon termination, as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a life annuity basis plus the cash balance account. The lump sum conversion was based on interest rates (with 39% marginal tax rate adjustment) and mortality used in our financial disclosures and included in the Pension Benefits section.
CEO to Median Employee Pay Ratio Information
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
In determining the summary compensation table amount of pay for our CEO and the median employee, management employed the same methodology used for NEOs as set forth in the 2020 Summary Compensation Table. The Company’s contribution to employee health plans was also included. As illustrated below, using the Total Pay amounts, A&B’s 2020 CEO to median employee pay ratio is 35:1.
CEO to Median Pay Ratio
	Summary Compensation Table Amount	+	Company Contribution to Health Plans	=	Total Pay
CEO	$3,470,755		$15,566		$3,486,321
Median Employee	$81,338		$19,249		$100,587
The median employee was identified using the following steps:
1.
We selected November 22, 2020, which is within the last three months of our fiscal year end (December 31, 2020), as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient manner. We determined that, as of November 22, 2020, our employee population consisted of approximately 634 individuals, with all of these individuals located in the United States. This population consisted of our full-time part-time, and temporary employees, if any.

2.
To identify the “median employee”, we utilized the amount of base salary and overtime our employees received, as reflected in our payroll records through November 22, 2020. When determining the “median employee,” we then approximated full-year values of base salary for all employees who were employed for a partial year.

3.
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since our employees are located in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the “median employee.”

ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
4.
Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of  $81,338.

5.
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column (j)) of our 2020 Summary Compensation Table included in this Proxy Statement.

The pay ratio is a reasonable estimate calculated based on rules and guidance provided by the SEC. The SEC rules allow for varying methodologies for companies to identify their median employee; and other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Consequently, the pay ratios reported by other companies are unlikely to be relevant or meaningful for purposes of comparison to our pay ratio as reported here.
Use of Non-GAAP Financial Measures
NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company’s Commercial Real Estate portfolio. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only the contractual income and cash-based expense items that are incurred at the property level. When compared across periods, NOI can be used to determine trends in earnings of the Company’s properties as this measure is not affected by non-contractual revenue (e.g., straight-line lease adjustments required under GAAP); by non-cash expense recognition items (e.g., the impact of depreciation and amortization expense or impairments); or by other expenses or gains or losses that do not directly relate to the Company’s ownership and operations of the properties (e.g., indirect selling, general, administrative and other expenses, as well as lease termination income). The Company believes the exclusion of these items from operating profit (loss) is useful because the resulting measure captures the contractually-based revenue that is realizable (i.e., assuming collectability is deemed probable) and the direct property-related expenses paid or payable in cash that are incurred in operating the Company’s Commercial Real Estate portfolio, as well as trends in occupancy rates, rental rates and operating costs. NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
NOI represents total Commercial Real Estate contractually-based operating revenue that is realizable (i.e., assuming collectability is deemed probable) less the direct property-related operating expenses paid or payable in cash. The calculation of NOI excludes the impact of depreciation and amortization (e.g., depreciation related to capitalized costs for improved properties, other capital expenditures for building/area improvements and tenant space improvements, as well as amortization of leasing commissions); straight-line lease adjustments (including amortization of lease incentives); amortization of favorable/unfavorable lease assets/liabilities; lease termination income; interest and other income (expense), net; selling, general, administrative and other expenses (not directly associated with the property); and impairment of commercial real estate assets.
The Company reports NOI on a Same-Store basis, which includes the results of properties that were owned and operated for the entirety of the current and prior calendar year. The Same-Store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during either of the comparable reporting periods. While there is management judgment involved in classifications, new developments and redevelopments are moved into the Same-Store pool after one full calendar year of stabilized operation. New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% occupancy. Properties included in held for sale are excluded from Same-Store.
The Company believes that reporting on a Same-Store basis provides investors with additional information regarding the operating performance of comparable assets versus from other factors (such as the effect of developments, redevelopments, acquisitions or dispositions).
The Company’s methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.
A reconciliation of Commercial Real Estate operating profit to NOI, Same-Store Cash NOI and Non-Same Store Cash NOI follows:
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
	Year Ended
(In millions)	2020	2019	Change
Commercial Real Estate operating profit	$49.8	$66.2
Adjustments:
Depreciation and amortization	40.1	36.7
Straight-line lease adjustments	1.3	(5.1)
Favorable/(unfavorable) lease amortization	(1.2)	(1.6)
Termination income	(2.3)	(0.1)
Other (income)/expense, net	(0.9)	(2.0)
Selling, general, administrative and other expenses	7.5	10.1
NOI	$94.3	$104.2
Acquisitions / dispositions and other adjustments	(13.5)	(11.6)
Same-Store Cash NOI	$80.8	$92.6	(12.7)%
Non-Same Store Cash NOI	$13.5	$11.6

Adjusted Free Cash Flow was a liquidity measure for the Company for the year ended December 31, 2020, as management believes that the measure provided useful information about the Company’s ability to generate cash for ongoing business operations and strengthening the balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company believes that Net Cash Provided by Operations is the most directly comparable GAAP measurement to Adjusted Free Cash Flow. A reconciliation of Net Cash Provided by Operations to Adjusted Free Cash Flow is as follows:
(In Millions)	2020
Net Cash Provided by Operations	$63.1
Adjustments:
Add: Net cash provided by (used in) investing activities	12.0
Add: Enterprise resource planning system costs	1.1
Less: Capital expenditures for acquisitions	—
Adjusted Free Cash Flow	$76.2
Adjusted Non-Grace G&A Expenses was an operating performance measure for the Company for the year ended December 31, 2020. The Adjusted Non-Grace G&A Expenses measure consists of the Company’s consolidated selling, general and administrative expenses (i.e., Corporate overhead costs as well as selling, general and administrative expenses related to the Company’s segments), adjusted to exclude selling, general and administrative expenses at the Company’s Materials & Construction (“M&C”) segment and for other adjustments. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company believes that Selling, General and Administrative Expense is the most directly comparable GAAP measurement to Adjusted Non-Grace G&A Expenses. A reconciliation of Selling, General and Administrative Expense to Adjusted Non-Grace G&A Expenses follows:
(In Millions)	2020
Selling, General and Administrative Expense	$46.1
Adjustments:
M&C Segment Selling, General and Administrative Expense	(15.0)
Enterprise Resource Planning System Costs	(1.1)
Adjusted Non-Grace G&A Expenses	$30.0
Consolidated Adjusted Pre-tax Income (Loss) was an operating performance measure for the Company for the year ended December 31, 2020, as management believes that the measure provided insight into the operating results of the Company’s
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
businesses, excluding the M&C segment and other adjustments, and the underlying business trends affecting performance on a consistent and comparable basis from period to period. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company believes that Income (Loss) From Continuing Operations Before Income Taxes is the most directly comparable GAAP measurement to Consolidated Adjusted Pre-tax Income (Loss). A reconciliation of Income (Loss) From Continuing Operations Before Income Taxes to Consolidated Adjusted Pre-tax Income (Loss) follows:
(In Millions)	2020
Income (Loss) From Continuing Operations Before Income Taxes	$5.6
Adjustments:
M&C Segment Operating Loss	12.4
M&C Interest Expense	0.1
Enterprise Resource Planning System Costs	1.1
Consolidated Adjusted Pre-tax Income (Loss)	$19.2
Materials & Construction EBITDA is calculated by adjusting segment operating loss (which excludes interest expense and income taxes) to add back depreciation and amortization recorded for the segment. The Company adjusts Materials & Construction EBITDA to arrive at Grace Adjusted EBITDA by excluding the income attributable to the Company’s joint venture interest in a materials company, as well as adjusting for items identified as non-recurring, infrequent or unusual that are not expected to recur in the segment’s normal operations and to exclude income attributable to noncontrolling interests as presented in its consolidated statements of operations.
As illustrative examples, the Company identified non-cash long-lived asset impairments recorded in different businesses within the M&C segment as non-recurring, infrequent or unusual items that are not expected to recur in the segment’s normal operations. By excluding these items from Materials & Construction EBITDA to arrive at Grace Adjusted EBITDA, the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. Such non-GAAP measures should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
(In Millions)	2020
Materials & Construction Operating Profit (Loss)	$(12.4)
Adjustments:
Materials & Construction depreciation and amortization	10.8
Materials & Construction EBITDA	$(1.6)
Impairment of assets related to Materials & Construction	5.6
Loss (income) attributable to noncontrolling interests	0.4
Income attributable to the Company’s joint venture interest in a materials company	(2.1)
Grace Adjusted EBITDA	$2.3
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Shareholders are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.
A&B’s compensation philosophy is to drive the Company’s performance and further shareholder interests through a compensation program that attracts, motivates and retains outstanding executives, and rewards outstanding performance. The CD&A section of this Proxy Statement discusses our policies and procedures that implement our compensation philosophy. Highlights of our compensation program include the following:
•
Executive compensation is closely aligned with performance. In 2020, 78 percent of the CEO’s target total direct compensation is variable and performance-based, and 66 percent of the other NEOs’ target total direct compensation was variable and performance-based. The ratio of variable compensation is consistent with market practices.

•
The Company remains committed to responsible pay practices and has adopted policies that are representative of best practices, including a clawback policy that applies to all senior management and a policy prohibiting hedging and other speculative transactions involving Company stock. The Compensation Committee is focused on continuous improvement in executive compensation practices and policies to ensure alignment between pay and performance, as well as implementation of best practices. This includes, but is not limited to, such practices as adopting a 50th percentile target compensation philosophy, using multiple performance metrics and multi-year equity vesting, double triggers on equity grants in the event of a change in control, reasonable change-in-control agreements, protocols for an annual pay risk assessment, meaningful stock ownership guidelines, and no guaranteed bonuses, change-in-control gross-ups or stock option repricing. In 2020, the average total direct compensation for NEOs was at approximately the 50th percentile of market.

•
As described previously in this Proxy Statement, the Company’s profitability was challenged by COVID-19. The executive compensation program generally reflected below-target performance by the Company in 2020, with PIIP awards ranging between 60% and 70% of target for the NEOs. A profit sharing contribution of 0.9% was earned. Despite the challenges presented by COVID-19, the Company did not adjust its financial performance targets or exercise discretion based on COVID-19 impacts and did not provide base salary increases to NEOs.

•
The actual performance level attained for the 2018 PSU grants covering the performance period of 2018—2020 was at approximately the 16.6th percentile on a blended basis relative to the FTSE Nareit All-Equity and the Selected Peer Group indices, which resulted in no earnout of the performance shares awarded with a three-year performance horizon.

The following resolution is being submitted for a shareholder advisory vote at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2020 Summary Compensation Table and the other related tables and disclosure.”
Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning our executive compensation program.
The Board of Directors recommends that shareholders vote FOR the approval of the resolution relating to executive compensation.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

AUDIT COMMITTEE REPORT
The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of A&B, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, A&B’s independent registered public accounting firm, the results of the year-end audit of A&B, including the auditors’ report and audited financial statements. In this context, the Audit Committee has reviewed and discussed A&B’s audited financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed by applicable Public Company Accounting Oversight Board rules and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements.
The Audit Committee has received the written communication regarding independence from Deloitte & Touche LLP required under the rules of the Public Company Accounting Oversight Board and the SEC, and has discussed with Deloitte & Touche LLP its independence from A&B. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to A&B is compatible with maintaining the independence of Deloitte & Touche LLP from A&B in the conduct of its auditing function.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that A&B’s audited consolidated financial statements be included in A&B’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC. The Audit Committee also has appointed, subject to shareholder ratification, Deloitte & Touche LLP as A&B’s independent registered public accounting firm for 2021.
The foregoing report is submitted by Mr. Pasquale (Chairman), Ms. Laing, Mr. Leong and Mr. Yeaman.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee also conducts an annual evaluation of the independent registered public accounting firm. After evaluating, among other things, qualifications, performance and independence of Deloitte & Touche LLP, the Audit Committee has appointed Deloitte & Touche LLP as the independent registered public accounting firm of A&B for the ensuing year, and recommends that shareholders vote in favor of ratifying such appointment. Although ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of corporate governance. If shareholders do not ratify the appointment of Deloitte & Touche LLP, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.
In compliance with the Sarbanes Oxley Act of 2002 and applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chairman of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to assure that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed. All services provided by Deloitte & Touche LLP during 2020 were pre-approved in accordance with these policies.
For the years ended December 31, 2020 and 2019, professional services were performed by Deloitte & Touche LLP (including affiliates) for A&B as follows:
Audit Fees. The aggregate fees billed for the audit of the Company’s annual consolidated financial statements, including Sarbanes-Oxley Section 404 attestation-related work, for the fiscal years ended December 31, 2020 and 2019, the reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and consents for SEC registration statements were approximately $1,600,000 and $1,966,000, respectively.
Audit-Related Fees. The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2020 and 2019 were approximately $0.
Tax Fees. The aggregate fees billed for professional tax services for fiscal years ended December 31, 2020 and 2019 were approximately $17,000 and $34,000, respectively, and were related primarily to tax compliance services in 2020 and 2019.
All Other Fees. The aggregate fees billed for other services for fiscal years ended December 31, 2020 and 2019 were approximately $0.
SHAREHOLDERS WITH THE SAME ADDRESS
Individual shareholders sharing an address with one or more other shareholders may elect to “household” the mailing of the Notice of Internet Availability of Proxy Materials or our annual report and proxy statement. This means that only one Notice of Internet Availability of Proxy Materials or our annual report and proxy statement will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate Notice of Internet Availability of Proxy Materials or our annual report and proxy statement to a shareholder at a shared address on request. Shareholders with a shared address may also request us to send separate Notices of Internet Availability of Proxy Materials or our annual reports and proxy statements in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.
Requests related to householding should be mailed to Alexander & Baldwin, Inc., P.O. Box 3440, Honolulu, HI 96801-3440, Attn: Alyson J. Nakamura, Corporate Secretary or by calling (808) 525-8450. If you are a shareholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

OTHER BUSINESS
The Board of Directors of A&B knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxy holders named in the accompanying proxy will use their best judgment in voting upon them.
SHAREHOLDER PROPOSALS FOR 2022
Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the 2022 Annual Meeting of A&B must be received at the headquarters of A&B on or before November 16, 2021 in order to be considered for inclusion in the year 2022 Proxy Statement and proxy.
In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the headquarters of A&B not later than December 28, 2021. A&B’s Bylaws require that shareholder proposals made outside of Rule 14a- 8 under the Exchange Act must be submitted, in accordance with the requirements of the Bylaws, not later than December 28, 2021 and not earlier than November 28, 2021.
The Company’s Bylaws provide that no person (other than a person nominated by the Board) will be eligible to be elected a director at an annual meeting of shareholders unless the Corporate Secretary has received, not less than 120 days nor more than 150 days before the anniversary date of the prior annual meeting, a written shareholder’s notice in proper form that the person’s name be placed in nomination. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than 10 days after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. To be in proper written form, a shareholder’s notice must include information about each nominee and the shareholder making the nomination. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
By Order of the Board of Directors
ALYSON J. NAKAMURA
Vice President and Corporate Secretary
ALEXANDER & BALDWIN, INC. ▪ 2021 PROXY STATEMENT

ALEXANDER & BALDWIN

VOTE

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Phone
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Annual Meeting Proxy Card

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Christopher J. Benjamin	☐	☐	☐
02 - Diana M. Laing	☐	☐	☐
03 - John T. Leong	☐	☐	☐
04 - Thomas A. Lewis, Jr.	☐	☐	☐
05 - Douglas M. Pasquale	☐	☐	☐
06 - Michele K. Saito	☐	☐	☐
07 - Eric K. Yeaman	☐	☐	☐

1 P C F

03DSUB

01 - Christopher J. Benjamin04 - Thomas A. Lewis, Jr.07 - Eric K. Yeaman02 - Diana M. Laing05 - Douglas M. Pasquale03 - John T. Leong06 - Michele K. SaitoFor Against Abstain For Against Abstain For Against Abstain1PCFUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03DSUB++A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 AND 3.2. PROPOSAL TO APPROVE THE ADVISORY RESOLUTION RELATINGTO EXECUTIVE COMPENSATION3. PROPOSAL TO RATIFY THE APPOINTMENT OFDELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTEREDPUBLIC ACCOUNTING FIRM OF THE CORPORATION1. Election of Directors:For Against AbstainNOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.NOTE: Such other business as may properly come before the meeting or any adjournments thereof.THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTEDFOR PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANYADJOURNMENTS OR POSTPONEMENTS THEREOF.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qAnnual Meeting Proxy CardFor Against AbstainYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/ALEXor scan the QR code — login details arelocated in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!822 Bishop Street, Honolulu, Hawaii 96813PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 27, 2021SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Christopher J. Benjamin, Douglas M. Pasquale and Eric K. Yeaman, and each of them, proxies with full power of substitution,to vote the shares of stock of Alexander & Baldwin, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporationto be held on Tuesday, April 27, 2021, and at any adjournments or postponements thereof, on the matters set forth in the Notice of Meeting and ProxyStatement, as stated on the reverse side.THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTEDFOR PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANYADJOURNMENTS OR POSTPONEMENTS THEREOF.PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.(continued and to be marked, dated and signed, on other side)Proxy — ALEXANDER & BALDWIN, INC.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qC Non-Voting Items++Change of Address — Please print new address below.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.The Proxy Statement and the 2020 Annual Report to Shareholders are available at: www.envisionreports.com/ALEX

The 2021 Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held onTuesday, April 27, 2021 at 8:00 A.M. local time, virtually via the internet at www.meetingcenter.io/245597085.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.The password for this meeting is — ALEX2021.